As filed with the Securities and Exchange Commission on December 9, 2008

Registration No. 333-
Investment Company Act File No. 811- 2992

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

DRYDEN NATIONAL MUNICIPALS FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

with a copy to :

Margery Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York N.Y. 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered:  Shares of common stock of the Registrant, $.01 par value per share. No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing become effective on January 8, 2009 pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares of common stock under the Securities Act of 1933.

INSURED SERIES OF DRYDEN MUNICIPAL BOND FUND
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

IMPORTANT PROXY MATERIALS
PLEASE VOTE NOW

January     , 2009

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby the assets of the Insured Series (Dryden Insured Fund) of Dryden Municipal Bond Fund (Dryden Municipal Bond) would be acquired by Dryden National Municipals Fund, Inc. (Dryden National Fund and, together with Dryden Insured Fund, the Funds) and Dryden National Fund would assume all of the liabilities of Dryden Insured Fund.  Dryden Insured Fund is a series of Dryden Municipal Bond. Dryden Municipal Bond is a Massachusetts business trust. Dryden National Fund is a Maryland corporation. The special shareholders’ meeting (the Meeting) is scheduled to be held on Tuesday, March 10, 2009 at 10:00 a.m. Eastern Time.

This package contains important information about the proposal and includes materials you will need in order that it be presented to shareholders of Dryden Insured Fund for their consideration. Although the Board of Trustees of Dryden Municipal Bond has determined that the proposed reorganization transaction is in the best interests of Dryden Insured Fund and that the interests of Dryden Insured Fund’s existing shareholders will not be diluted as a result of such reorganization transaction, the final decision is up to you.

If approved, combining Dryden Insured Fund with Dryden National Fund will allow Dryden Insured Fund’s shareholders to enjoy a larger asset base over which certain expenses may be spread and will provide exposure to a broader portfolio of assets.  In addition, participating Dryden Insured Fund shareholders are expected to benefit from a reduced total operating expense ratio and a lower effective contractual investment management fee rate as shareholders of Dryden National Fund after completion of the reorganization transaction.  The accompanying joint Proxy Statement and Prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote by proxy, you may use any of the following methods:

•   By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•   By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com . Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•   By Telephone. If your fund shares are held in your own name, call [                    ] toll-free. If your fund shares are held on your behalf in a brokerage account, call [                    ] toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at [                    ] to change their investment options. Otherwise, if the proposed reorganization transaction is approved, starting on the day following the closing of such reorganization (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of Dryden National Fund.

If you have any questions before you vote, please call D.F. King & Co., Inc., at [                    ] toll-free. They will be happy to help you understand the proposal and assist you in voting.

 Judy A. Rice
 President

INSURED SERIES OF DRYDEN MUNICIPAL BOND FUND
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Insured Series (Dryden Insured Fund) of Dryden Municipal Bond Fund (Dryden Municipal Bond) will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, on Tuesday, March 10, 2009 at 10:00 a.m. Eastern Time, for the following purposes:

1.  T o approve or disapprove a Plan of Reorganization and the reorganization it contemplates, under which Dryden Insured Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden National Municipals Fund, Inc., a Maryland corporation (Dryden National Fund). In connection with this proposed reorganization, each whole and fractional share of each class of Dryden Insured Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of Dryden National Fund, outstanding shares of Dryden Insured Fund will be cancelled, and Dryden Insured Fund will be liquidated and terminated.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Trustees of Dryden Municipal Bond, on behalf of Dryden Insured Fund, has fixed the close of business on Friday, December 19, 2008 as the record date for the determination of the shareholders of Dryden Insured Fund entitled to notice of, and to vote at, the Meeting and any adjournments or postponements of the Meeting.

Deborah A. Docs
 Secretary

Dated: January     , 2009

A proxy card is enclosed along with this Notice and the combined joint Proxy Statement and Prospectus relating to this proposal. Please vote your shares today by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Trustees of Dryden Municipal Bond recommends that you vote FOR the proposed reorganization transaction.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the Internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the Internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in voting your shares promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

The Information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS
for
DRYDEN NATIONAL MUNICIPALS FUND, INC.
and
PROXY STATEMENT
for
INSURED SERIES OF DRYDEN MUNICIPAL BOND FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated January [     ], 2009

Acquisition of the Assets of the Insured Series of Dryden Municipal Bond Fund
and
Assumption of the Liabilities of the Insured Series of Dryden Municipal Bond Fund

By and in exchange for shares of Dryden National Municipals Fund, Inc.

This joint Prospectus and Proxy Statement (Prospectus/Proxy Statement) is being furnished to the shareholders of the Insured Series (Dryden Insured Fund) of Dryden Municipal Bond Fund, a Massachusetts business trust (Dryden Municipal Bond), in connection with the solicitation of proxies by the Board of Trustees of Dryden Municipal Bond for use at the special meeting of shareholders of Dryden Insured Fund and at any adjournments or postponements thereof (from time to time referred to herein as the Meeting).

The Meeting is scheduled to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 on Tuesday, March 10, 2009 at 10:00 a.m. Eastern Time.  This Prospectus/Proxy Statement will first be sent to shareholders on or about January [     ], 2009.

The purpose of the Meeting is for shareholders of Dryden Insured Fund to vote on the Plan of Reorganization (the Plan) under which that fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden National Municipals Fund, Inc. (Dryden National Fund and, together with Dryden Insured Fund, the Funds), a Maryland corporation, in exchange for shares of Dryden National Fund, which will be distributed to shareholders of Dryden Insured Fund, and the subsequent cancellation of shares of Dryden Insured Fund and its liquidation and termination (collectively, the Reorganization). If the Plan receives the required approval from Dryden Insured Fund shareholders, each whole and fractional share of each class of Dryden Insured Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of Dryden National Fund subsequent to the Meeting, Dryden Insured Fund will be liquidated and terminated, and Dryden National Fund will be the surviving fund. The fund resulting from the Reorganization is referred to from time to time as the “Combined Fund”.

The investment objectives of Dryden National Fund and Dryden Insured Fund are substantially similar in all material respects.  The investment objective of Dryden National Fund is to seek a high level of current income exempt from federal income taxes while the investment objective of Dryden Insured Fund is to seek the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital.  Dryden Insured Fund must invest at least 80% of its investable assets in insured municipal bonds under normal circumstances while Dryden National Fund may, but is not required to, invest in insured municipal bonds.  Insured municipal bonds are municipal bonds that are covered by insurance from a bond insurer or other third party that guarantees the timely payment of principal and/or interest on the bonds.  Although Dryden National Fund is not required to invest in insured municipal bonds, it does, however, invest primarily in investment grade municipal bonds.  With the exception of these policies regarding investments in insured municipal bonds, the principal investment policies of Dryden National Fund and Dryden Insured Fund are similar in all material respects.  Both Funds are diversified funds, and their fundamental investment policies (that is, those investment policies that cannot be changed without the approval of the holders of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940) of a Fund) are substantially similar in all material respects. The Funds have a common board of trustees/directors in that the same individuals serve on the Board of each Fund.  Prudential Investment LLC (PI or the Manager) and Prudential Investment Management Inc. (PIM or the Subadviser) serve as the investment manager and subadviser, respectively, of each Fund.

If the shareholders of Dryden Insured Fund approve the Plan, such shareholders will become shareholders of Dryden National Fund.  If approved, combining Dryden Insured Fund with Dryden National Fund will allow Dryden Insured Fund’s shareholders to enjoy a larger asset base over which certain expenses may be spread and will provide exposure to a broader portfolio of assets.  In addition, participating Dryden

Insured Fund shareholders are expected to benefit from a reduced total operating expense ratio and a lower effective contractual investment management fee rate as shareholders of Dryden National Fund after completion of the Reorganization.

This Prospectus/Proxy Statement sets forth concisely the information about the Plan and the issuance of shares of Dryden National Fund that you should know before voting. You should retain it for future reference. Additional information about Dryden National Fund has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents:

•  The prospectus for Dryden National Fund, dated November 3, 2008 and as amended and supplemented to date (the Dryden National Prospectus), which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information for Dryden National Fund, dated November 3, 2008 and as amended and supplemented to date (the Dryden National SAI), which is incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information, dated January [     ], 2009 (the SAI), relating to this Prospectus/Proxy Statement, which is incorporated by reference into this Prospectus/Proxy Statement; and

•  An Annual Report to Shareholders of Dryden National Fund for the fiscal year ended August 31, 2008 (the Dryden National Annual Report), a copy of which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

Additional information about Dryden Municipal Bond and Dryden Insured Fund has been filed with the SEC and can be found in the following document:

• The prospectus for Dryden Insured Fund, dated June 30, 2008 and as amended and supplemented to date, which is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of any of these documents by calling 1-800-225-1852 or by writing to Dryden National Fund or Dryden Municipal Bond, as applicable, at the address on the cover of this Prospectus/Proxy Statement.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Dryden National Prospectus (enclosed as Exhibit B), and the Dryden National Annual Report (enclosed as Exhibit C). You should also review the SAI relating to the reorganization, copies of which are available upon request. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

Shareholders of Dryden Insured Fund are being asked to consider and approve the Plan, which will have the effect of combining Dryden Insured Fund and Dryden National Fund into a single mutual fund. Dryden Insured Fund is a series of an open-end investment company that is organized as a Massachusetts business trust. Dryden National Fund is an open-end investment company that is organized as a Maryland corporation.

If the Reorganization receives the required shareholder approval and the Reorganization is completed, the assets of Dryden Insured Fund will be transferred to, and all of the liabilities of Dryden Insured Fund will be assumed by, Dryden National Fund in exchange for an equal value of shares of Dryden National Fund. Shareholders of Dryden Insured Fund will have their class of shares exchanged for the same class of shares of Dryden National Fund of equal dollar value based upon the value of the shares at the time Dryden Insured Fund’s assets are transferred to Dryden National Fund. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, Dryden Insured Fund will be liquidated and terminated and you will cease to be a shareholder of Dryden Insured Fund and will become a shareholder of Dryden National Fund.

The Boards of Trustees/Directors of Dryden Municipal Bond and Dryden National Fund (each, a Board, and together, the Boards) noted that the investment objectives and principal investment policies of Dryden Insured Fund and Dryden National Fund are substantially similar in all material respects. For the reasons set forth below, the Boards have determined that the Reorganization is in the best interests of each Fund and that the interests of each Fund’s existing shareholders will not be diluted as a result of the Reorganization:

• Dryden Insured Fund shareholders will remain invested in a fund (i.e., Dryden National Fund) that seeks to obtain current income that is exempt from federal income taxes;

• With the exception of the requirement that Dryden Insured Fund invest at least 80% of its investable assets in insured municipal bonds, the Funds’ investment policies and restrictions are similar in all material respects;

• Dryden Insured Fund is significantly smaller than Dryden National Fund;

• Dryden National Fund and Dryden Insured Fund have the same subadviser and portfolio managers and use similar investment styles;

• At current asset levels, Dryden National Fund has a lower effective investment management fee rate than that of Dryden Insured Fund;

• Dryden Insured Fund shareholders are expected to realize reductions in net operating expense ratios as result of the consummation of the Reorganization;

• Dryden Insured Fund shareholders are expected to realize a lower effective investment management fee rate as result of the consummation of the Reorganization; and

• Recent ratings downgrades of a number of municipal bond insurers have, in part, resulted in a reduction in the issuance of insured municipal bonds and a decline in the benefits of investing in insured municipal bonds;

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Reorganization.

The Board of Trustees of Dryden Municipal Bond, on behalf of Dryden Insured Fund, have unanimously approved the Plan and unanimously recommend that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of Dryden Insured Fund as of the close of business on Friday, December 19, 2008 (the Record Date) will be entitled to vote at the Meeting and any adjournments or postponements thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of Dryden Insured Fund. Shareholder approval of the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Dryden Insured Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by telephone. If you vote by any of these methods, your votes will be officially cast at the Meeting for Dryden Insured Fund by persons appointed as proxies. If you own shares in Dryden Insured Fund in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions, including those provided by telephone or over the Internet, at any time until the vote is taken at the Meeting. For more details about shareholder voting or revoking your voting instructions, see the “Voting Information” section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

Investment Objectives and Principal Investment Policies of the Funds

This section describes the investment objectives and principal investment policies of the Funds and the differences between them. For a complete description of the investment policies and risks for Dryden National Fund, you should read the Dryden National Prospectus (enclosed as Exhibit B) and the Dryden National SAI, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of Dryden National Fund and Dryden Insured Fund are substantially similar in all material respects.  The investment objective of Dryden National Fund is to seek a high level of current income exempt from federal income taxes while the investment objective of Dryden Insured Fund is to seek the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital.  No assurance can be given that the Funds will achieve their respective investment objectives.

The primary difference between the Funds is that Dryden Insured Fund must invest at least 80% of its investable assets in insured municipal bonds under normal circumstances while Dryden National Fund is not required to invest in insured municipal bonds.  Insured municipal bonds are municipal bonds that are covered by insurance from a bond insurer or other third party that guarantees the timely payment of principal and/or interest on the bonds.  Although Dryden National Fund is not required to invest in insured municipal bonds, it does, however, invest primarily in investment grade municipal bonds.  Under normal circumstances, Dryden National Fund invests at least 80% of its investable assets in obligations the income from which is exempt from federal income tax (for purposes of this policy, referred to herein as “municipal bonds”).  The term “investable assets” in this Prospectus/Proxy Statement refers to a Fund’s net assets plus any borrowings for investment purposes. A Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The above-referenced investment objectives and 80% investment policies are fundamental investment policies of the Funds that cannot be changed by the relevant Board without the approval of the shareholders of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940) of the Fund.  A majority of the outstanding voting securities for these purposes means the lesser of: (i) 67% or more of the voting shares of a Fund represented at a meeting at which more than 50% of the outstanding voting shares of a Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of a Fund.

By way of background, states and municipalities issue bonds and notes in order to borrow money to finance various projects. Municipal notes mature in one year or less while municipal bonds mature after at least one year.  You can think of municipal bonds and municipal notes as loans that investors make to the state, local government or other issuer. The government entity gets the cash needed to complete the project and investors earn income on their investment. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer’s general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

As set forth above, Dryden Insured Fund must invest at least 80% of its investable assets in insured municipal bonds under normal circumstances.  In addition, Dryden National Fund may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Although bond insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal and may in fact increase a municipal bond’s value, such insurance does not provide protection against price fluctuations of insured bonds or fluctuations in the price of the shares of a Fund. Municipal bond insurance is subject to the claims paying ability of the relevant bond insurer.  Fluctuations in bond’s value may be affected by changes in interest rates or the insurer’s creditworthiness or ability to satisfy its obligations.  Recent ratings downgrades of a number of municipal bond insurers have in part resulted in a decline in the benefits of investing in insured municipal bonds

The interest on municipal bonds and municipal notes generally is exempt from federal income taxes. Each Fund, however, may hold certain private activity bonds, which are municipal obligations, the interest on which is subject to the federal alternative minimum tax (AMT). Fund investments in municipal obligations that are subject to the AMT will reduce after-tax investment returns for investors who are subject to the AMT.  See “Fund Distributions and Tax Issues—Distributions” in the Dryden National Prospectus.

Dryden National Fund’s portfolio consists primarily of “investment grade” debt obligations, which are debt obligations rated at least BBB by Standard & Poor’s Ratings Group (S&P), Baa by Moody’s Investors Service (Moody’s), or comparably rated by another major rating service, and unrated debt obligations that are believed to be comparable in quality.  Debt obligations rated in the lowest of the “investment grade” quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher rated securities.  Dryden Insured Fund’s portfolio consists primarily of municipal bonds that are: (i) insured by an entity whose claims-paying ability at the time of purchase is rated Aaa by Moody’s or AAA by S&P, or comparably rated by another major rating service so that the bond is rated AAA or Aaa or meets the eligibility criteria imposed by such insurers or (2) backed by the full faith and credit of the U.S. Government.

Dryden National Fund may invest up to 15% of its investable assets in “below investment grade” or high-yield municipal debt obligations, commonly known as junk bonds.   Dryden Insured Fund, on the other hand, may not invest in junk bonds.  Junk bonds are non-investment grade securities that are rated below Baa by Moody’s and below BBB by S&P, or comparably rated by another major rating service, and are considered speculative. There is a higher risk of default of payment of principal and interest with junk bonds than with investment grade bonds. Furthermore, junk bonds tend to be less liquid than higher-rated securities.

A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. Although PIM will consider ratings assigned to a security, it will perform its own investment analysis. In addition to investing in rated securities, each Fund may invest in unrated securities that PIM determines are of comparable quality to the rated securities that are permissible investments. If the rating of a debt obligation is downgraded after a Fund purchases it (or if the debt obligation is no longer rated), the Fund will not have to sell the obligation, but PIM will take this into consideration in deciding whether the Fund should continue to hold the obligation.

An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A to the Dryden National Prospectus.

As of August 31, 2008, the credit quality of the debt obligations held by each Fund, expressed as a percentage of the net assets of each Fund, were as follows:

Ratings	Net Assets of Dryden Insured Fund (%)	Net Assets of Dryden National Fund (%)
AAA/Aaa	32.9%	18.1%
AA/Aa	32.0%	35.6%
A/A	34.2%	27.6%
BBB/Baa	—	11.4%
BB/Ba	—	0.1%
Caa	—	0.4%
Unrated°	—	9.6%
Other°°	0.9%	-2.8%

° Unrated means not rated by S&P or Moody’s.

°° Other refers to other assets (liabilities) in excess of other liabilities (other assets).

The dollar-weighted average maturity of Dryden National Fund will normally be between 10 and 25 years. As of August 31, 2008, the weighted average maturities for Dryden Insured Fund and Dryden National Fund were 7.3, and 8.1 years, respectively.

PIM generally emphasizes the same investment style for each Fund. In seeking to achieve each Fund’s investment objective, PIM will purchase securities that it believes represent the best values based on yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. PIM will attempt to anticipate interest rate movements and adjust the Fund’s portfolio holdings accordingly. PIM will also consider the claims-paying ability with respect to insurers of municipal bonds. PIM will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

Each of Dryden Insured Fund and Dryden National Fund is a “diversified” investment company under the Investment Company Act of 1940. As diversified investment companies, with respect to 75% of their assets, Dryden Insured Fund and Dryden National Fund cannot invest more than 5% of their respective assets in the securities of any one issuer (except U.S. Government obligations) or cannot hold more than 10% of the outstanding voting securities of any one issuer.  As described in more detail below, the Funds’ remaining fundamental investment restrictions

(that is, those investment policies that cannot be changed without shareholder approval) are substantially similar in all material respects. The Funds have a common board of trustees/directors in that the same individuals serve on the Board of each Fund.  Prudential Investment LLC (PI or the Manager) and Prudential Investment Management Inc. (PIM or the Subadviser) serve as the investment manager and subadviser, respectively, of each Fund.

Each Fund may engage in active trading – that is, frequent trading of its securities – in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when a Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce a Fund’s return.

Each Fund typically distributes annually all or substantially all of its ordinary income and net realized capital gains.

After the Reorganization is completed, it is expected that the Combined Fund will be managed according to the investment objective and policies of Dryden National Fund.

Comparison of Other Investment Policies

In addition to the principal investment policies described above, the Funds also may use the investment policies set forth below to try to increase their investment returns or to protect their assets if market conditions warrant as outlined below. The Funds have identical policies with respect to diversification, floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters, municipal lease obligations, municipal asset-backed securities, when-issued and delayed delivery securities, temporary defensive investments, derivatives strategies, futures contracts and related options, swap transactions, swap options, tax-advantaged hedging , illiquid securities, lending of portfolio securities, and borrowing.  Only Dryden National Fund may engage in short sales or invest in zero coupon bonds, reverse repurchase agreements, or dollar rolls.

Floating Rate Bonds. Each Fund may invest in floating rate bonds. Floating rate bonds are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate.  The percentage invested in floating rate bonds varies but is usually less than 10% of a Fund’s investable assets.

Variable Rate Bonds. Each Fund may invest in variable rate bonds, which are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow a Fund to demand full payment of the bond on short notice. At times a Fund may receive an amount that may be more or less than the amount paid for the bond.  The percentage invested in floating rate bonds varies but is usually less than 10% of a Fund’s investable assets.

Inverse Floaters. Each Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating or adjustable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index.  Each Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. While such inverse floaters expose a Fund to leverage risk, they do not constitute borrowings for purposes of a Fund’s restrictions on borrowings. The percentage invested in inverse floaters varies but is usually less than 15% of a Fund’s investable assets.

Secondary Inverse Floaters. Each Fund may invest in secondary inverse floaters which are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index.  The percentage invested in secondary inverse floaters varies but is usually less than 15% of a Fund’s investable assets.

Municipal Lease Obligations. Each Fund may invest in municipal lease obligations. The percentage invested in municipal lease obligations varies but is usually less than 20% of Dryden Insured Fund’s investable assets and less than 25% of Dryden National Fund’s investable assets.  Municipal lease obligations are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

Municipal Asset Backed Securities. Each Fund may invest in municipal asset-backed securities. The percentage invested in municipal asset-backed securities varies but is usually less than 15% of a Fund’s investable assets.  A municipal asset-backed security is a type of pass-through instrument that pays interest that is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. The percentage invested in these types of securities varies but is usually less than 20% of a Fund’s investable assets.  When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. Each Fund does not earn interest income until the date the obligations are expected to be delivered.

Temporary Defensive Investments.  In response to adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of the Fund’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund’s assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve each Fund’s investment objective, but can help to preserve the Funds’ assets. The use of temporary defensive investments is inconsistent with each Fund’s investment objective.

Derivative Strategies. Each Fund may use various derivative strategies to try to improve its investment returns. Each Fund may also use hedging techniques to try to protect its assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that a Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps — involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark - will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return consistent with its overall investment objectives. The investment subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset a Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When a Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the SEC. Up to 25% of each Fund’s net assets may be invested in derivatives, including swaps.

Futures Contracts and Related Options. Each Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index.  An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contractor an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Swap Transactions. Each Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. Each Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. For more information about these strategies, see the Dryden National SAI.

Tax-Advantaged Hedging. To protect against price declines in our holdings that have developed large accumulated capital gains, each Fund may use hedging techniques to help reduce taxes, including the purchase of put options on securities held, and financial and stock index futures contracts. Using these techniques rather than selling these securities may reduce exposure to price declines in certain securities without realizing substantial capital gains under current tax law. Each Fund’s ability to use these strategies as a tax management technique for holdings of appreciated securities is limited - certain hedging transactions must be closed out within 30 days after the end of the taxable year. Each Fund’s ability to use different tax-management strategies may be limited in the future by market volatility, excessive shareholder redemptions or changes in tax law. The Subadviser expects that by using various tax management strategies, they may reduce the extent to which you incur taxes on Fund distributions of investment income and net realized gains. Even so, we expect to distribute taxable income or capital gains from time to time.

Options on Securities and Financial Indexes. Each Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. Each Fund will sell only covered options. For more information about Dryden National Fund’s use of options, please request a copy of the Dryden National SAI.

Additional Strategies. Each Fund follows certain policies when it borrows money (i.e., a Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (i.e., a Fund can lend up to 33 1/3% of the value of its total assets); and invest in illiquid securities (i.e., a Fund may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please request a copy of the Dryden National SAI.

Short Sales. Only Dryden National Fund may engage in short sales of securities. This means that Dryden National Fund may sell a security that it does not own, which it may do, for example, when the Subadviser thinks the value of the security will decline. Dryden National Fund generally borrows the security to deliver to the buyers in a short sale. Dryden National Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Dryden National Fund must pay the lender any dividends or interest that accrues on the security it borrows, and Dryden National Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Dryden National Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, Dryden National Fund owns or has the right to acquire the identical security at no additional cost. When selling short against-the-box, Dryden National Fund gives up the opportunity for capital appreciation in the security.  Up to 25% of Dryden National Fund’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. Short sales against-the-box are not subject to the above-referenced 25% limitation.

Zero Coupon Bonds. Only Dryden National Fund may invest in zero coupon bonds. The percentage invested in zero coupon bonds varies, but is usually less than 15% of Dryden National Fund’s investable assets.  Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value).

Reverse Repurchase Agreements. Only Dryden National Fund may use reverse repurchase agreements.  A reverse repurchase agreement involves the sale of a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If Dryden National Fund borrows money to purchase securities and those securities decline in value, then the value of Dryden National Fund’s shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar Rolls. Only Dryden National Fund may enter into dollar rolls.  A dollar roll involves the sale of securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. Dryden National Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Investment Restrictions

Each Fund has adopted certain fundamental investment restrictions, which limit its ability, subject to certain exceptions, for the Fund, to: (i) purchase large holdings in certain issuers; (ii) issue senior securities or borrow or pledge its assets; (iii) purchase or sell real estate; (iv) purchase or sell physical commodities and certain contracts on commodities; (v) underwrite securities; and (vi) make loans. Dryden National Fund’s investment objective and policy of investing at least 80% of its investable assets in municipal bonds under normal circumstances are also fundamental policies.  In addition, Dryden National Fund has adopted a fundamental investment restriction that prohibits it from investing more than 25% of the value of its total assets in securities whose issuers are located in any one state, except for temporary defensive purposes. Dryden Insured Fund’s investment objective and policy of investing at least 80% of its investable assets in insured municipal bonds under normal circumstances are also fundamental policies.  In addition, Dryden Insured Fund has adopted a fundamental investment restriction that prohibits it from purchasing a security (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Dryden Insured Fund (taken at current market value) would be invested in any one industry or group of industries, except for temporary defensive purposes.  For purposes of this restriction of Dryden Insured Fund, industrial development bonds, where the payment of the principal and interest is the ultimate responsibility of companies within same industry, are grouped together as an “industry.”   A Fund may not change a fundamental investment restriction without the prior approval of the holders of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities of a Fund, when used herein, means the lesser of: (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares.

By adopting investment restriction (i), each Fund is a diversified fund under the Investment Company Act of 1940. This means that each Fund may not, with respect to 75% of the value of its total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund. For purposes of investment restriction (ii), under the Investment Company Act of 1940, a Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%,  Dryden National Fund must, within three days thereafter (not including Saturdays, Sundays, and holidays), reduce the amount of its borrowings to satisfy the 300% requirement. For purposes of Dryden Insured Fund’s industry concentration limits, industrial development bonds, where the payment of the principal and interest is the ultimate responsibility of companies within same industry, are grouped together as an “industry”.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund’s assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund’s asset coverage for borrowings permitted by investment restriction (ii) falls below 300%,  the Fund will take prompt action to reduce its borrowings, as required by the Investment Company Act of 1940 and the rules thereunder.

Although not a fundamental investment restriction, Dryden National Fund may not purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Dryden National Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.  Although not fundamental investment restrictions, Dryden Insured Fund may not: (i) invest for the purpose of exercising control or management of another company; or (ii) purchase or write puts, calls or combinations thereof, except as described in Dryden Insured Fund’s then-current prospectus and statement of additional information with respect to puts and options on future contracts. Although not a fundamental investment restriction, each Fund may not purchase securities of non-affiliated investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except in connection with merger, consolidation, reorganization or acquisition of assets.  These non-fundamental investment restrictions may be changed by the relevant Board without shareholder approval.

Primary Risks of Investing in the Funds

Although each Fund tries to invest wisely, all investments involve risks. In addition to the risks described herein, there is always the risk that investments will not perform as PIM thought they would. Like any mutual fund, an investment in a Fund could lose value, and you could lose money. Neither Fund represents a complete investment program. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  The principal investment risks associated with an investment in Dryden National Fund are substantially similar to the principal investment risks associated with an investment in Dryden Insured Fund. Such principal risks include, among others, market risk and credit risk. The principal differences in risk between the Funds are: (i) Dryden National Fund is exposed to the risks associated with investing in junk bonds, zero coupon bonds, reverse repurchase agreements, and dollar rolls while Dryden Insured Fund is not; (ii) Dryden National Fund is exposed to the risks associated with engaging in short sales while Dryden Insured Fund is not; and (iii) Dryden Insured Fund is more exposed to risks affecting municipal bond insurers than Dryden National Fund.

 Each Fund is subject to the principal risks set forth below.

Municipal Bonds. Each Fund invests primarily in long-term municipal bonds of medium quality. There is the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the bonds may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond’s insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Municipal bonds of medium quality have certain speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities.

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Credit Risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Based on the average credit quality of each Fund as of August 31, 2008, Dryden National Fund is more exposed to credit risk than Dryden Insured Fund.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Management Risk . Actively managed mutual funds are subject to management risk. The Subadviser will apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the Subadviser may underperform the markets in general, a Fund’s benchmark and other mutual funds with similar investment objectives.

Regulatory Risk. Each Fund is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities in which a Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact a Fund, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Fund to achieve its investment objective, or may impact the Fund’s investment policies and/or strategies, or may reduce the attractiveness of an investment.

Industrial Development Bonds.  Each Fund may invest in industrial development bonds (IDBs). Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Municipal Lease Obligations.  Each Fund may invest in municipal lease obligations. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so.  As a result, municipal lease obligations are subject to appropriation risk.  Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Borrowing or Leveraging Risk. Certain derivative securities that a Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options. To mitigate leveraging risk, the Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if such portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of its securities.

Portfolio Turnover.  Each Fund may actively and frequently trade its portfolio securities. High portfolio turnover may result in higher transaction costs, which can affect a Fund’s performance and may have adverse tax consequences.

Dryden National Fund is subject to the additional principal risks set forth below.

Junk Bond Risk. Because Dryden National Fund may invest up to 15% of its investable assets in debt securities that are rated below investment grade by a rating agency, or, if not rated, that are determined to be of equivalent investment quality by PIM (also known as “junk bonds” or “high-yield bonds”) while Dryden Insured Fund may not invest in junk bonds, Dryden National Fund may be more exposed to the risks associated with investing in junk bonds than Dryden Insured Fund. Junk bonds are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of such obligations. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Dryden National Fund will be subject to additional credit risk to the extent it is exposed to “junk bonds.”

Zero Coupon Bonds.  Only Dryden National Fund may invest in zero coupon bonds. The percentage invested in zero coupon bonds varies, but is usually less than 15% of Dryden National Fund’s investable assets. Zero coupon bonds are subject to credit risk, market risk, and concentration risk, and are also typically subject to greater volatility and less liquidity in adverse markets than other municipal bonds.

Short Sale Risk.  To the extent Dryden National Fund engages in short sales, it will be subject to certain special risks. A short sale involves the sale by Dryden National Fund of a debt security that it does not own with the hope of purchasing the same security at a later date at a lower price. Dryden National Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the debt security or derivative has increased during this time, then the Dryden National Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities’ price would be expected to rise. In addition, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to Dryden National Fund.

Borrowing or Leveraging Risk. Dryden National Fund will be subject to additional leverage risk to the extent it invests in reverse repurchase agreements or dollar rolls.

Dryden Insured Fund is subject to the additional principal risk set forth below.

Insured Municipal Bonds.  Each Fund may purchase municipal bonds that are insured to reduce credit risks. In particular, Dryden Insured Fund invests at least 80% of its investable assets in insured municipal bonds under normal circumstances.  Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of a Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer’s creditworthiness or ability to satisfy its obligations. Recent ratings downgrades of a number of municipal bond insurers have in part resulted in a reduction in the issuance of insured municipal bonds and a decline in the benefits of investing in insured municipal bonds.

Certain Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.  The Reorganization may lead to various tax consequences, which are discussed under the caption “Certain Federal Tax Consequences of the Reorganization.”

Forms of Organization

Dryden Insured Fund is a series of Dryden Municipal Bond, which is an open-end, diversified, management investment company, organized as a Massachusetts business trust. Dryden National Fund is an open-end, diversified, management investment company, organized as a Maryland corporation. Dryden National Fund is substantially similar to Dryden Municipal Bond with respect to shareholder liability, director/trustee liability and indemnification, shareholder voting rights and meetings, and the taking of corporate action. See “Characteristics of Dryden Municipal Bond Shares and Dryden National Fund Shares.”

Management of the Funds

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serves as manager to Dryden Insured Fund and Dryden National Fund pursuant to an investment management agreement with Dryden Municipal Bond, on behalf of Dryden Insured Fund (the Insured Management Agreement) and an investment management agreement with Dryden National Fund (the National Management Agreement and, together with the Insured Management Agreement, the Management Agreements).

Under the Management Agreements, PI (as manager) manages the Funds’ investment operations and administers its business affairs. Subject to the supervision of the Boards, PI is responsible for conducting the initial review of prospective subadvisers for these Funds. In evaluating a prospective subadviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Funds’ subadviser. As of August 31, 2008, PI served as the Manager to all of the Prudential Financial, Inc. (Prudential Financial) U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $107.3 billion.

PI and each Fund operate under an exemptive order (the Order) from the SEC that generally permits PI to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the relevant Board must approve any new or amended agreements with a subadviser. Shareholders of each Fund still have the right to terminate these agreements at any time by a vote of the “majority of outstanding voting securities” (as defined in the Investment Company Act of 1940 ) of the Fund. Each Fund will notify shareholders of any new subadviser or material amendments to subadvisory agreements pursuant to the Order.

PI currently engages Prudential Investment Management, Inc. to manage the investments of the Funds in accordance with the Funds’ respective investment objectives, policies, and limitations and any investment guidelines established by PI. Prudential Investment Management, Inc is responsible, subject to the supervision and control of PI, for the purchase, retention and sale of securities in a Fund’s investment portfolio under its management.

Prudential Investment Management, Inc. (PIM) is the subadviser to each Fund. PIM has served as an investment adviser to Prudential Financial, Inc. (Prudential Financial) since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. Prudential Fixed Income Management is the principal public fixed income asset management unit of PIM and is the unit of PIM that provides investment advisory services to the fund.  Robert Tipp, CFA and Susan Courtney of Prudential Fixed Income Management are responsible for the management of the Fund.

Robert Tipp, CFA is Managing Director and Prudential Fixed Income Management’s Chief Investment Strategist. He is Head of the US Liquidity Sector Team (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector. He is also portfolio manager for Liability-Driven and TIPs strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

Susan Courtney is a Managing Director and head of the municipal bond group at Prudential Fixed Income Management. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the Dryden municipal bond mutual funds. Ms. Courtney joined Prudential Financial in 2005 from GE Asset Management, where she was a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies for 10 years. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney has 24 years of investment experience.

The table below sets forth the starting dates on which each Fund’s Portfolio Managers commenced serving as a Portfolio Manager for the Fund:

Portfolio Managers	Portfolio Manager Starting Service Dates for Dryden National Fund	Portfolio Manager Starting Service Dates for Dryden Insured Fund
Robert Tipp, CFA	October 2004	November 2004
Susan Courtney	April 2005	April 2005

Subsequent to the consummation of the Reorganization, PIM will continue to serve as the subadviser for Dryden National Fund, the surviving fund, although the portfolio managers for Dryden National Fund could change at any time prior to or after the consummation of the Reorganization. If the Manager determines that such portfolio manager change is not in the best interests of Dryden National Fund and its shareholders, then pursuant to the Order the Manager may replace the Subadviser without prior shareholder approval, subject to the approval of the Board of Directors of Dryden National Fund. If such change occurs you will be notified and you may change your vote for the proposal as described herein under “Voting Information – Revocation of Proxies.”

Investment Management and Subadvisory Fee Rates.   Pursuant to the Management Agreements, PI receives a monthly investment management fee for each Fund for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund’s shares.  PI, as manager of the Funds, pays PIM a portion of its fee for the performance of the subadvisory services to each Fund at no additional cost to any Fund.

The current annualized investment management fee rates for the Manager with respect to Dryden Insured Fund and the current annualized subadvisory fee rates for PIM with respect to Dryden Insured Fund are set forth below.

Dryden Insured Fund Net Asset Level	Investment Management Fee Rates	Subadvisory Fee Rates
Not exceeding $1 billion	0.50% of average daily net assets	0.25% of average daily net assets

In excess of $1 billion	0.45% of average daily net assets	0.214% of average daily net assets

The current annualized investment management fee rates for the Manager with respect to Dryden National Fund and the current annualized subadvisory annual fee rates for PIM with respect to Dryden National Fund are set forth below.

Dryden National Fund Net Asset Level	Investment Management Fee Rates	Subadvisory Fee Rates
Not exceeding $250 million	0.50% of average daily net assets	0.25% of average daily net assets

In excess of $250 million but not exceeding $500 million	0.475% of average daily net assets	0.238% of average daily net assets

In excess of $500 million but not exceeding $1 billion	0.45% of average daily net assets	0.225% of average daily net assets

In excess of $1 billion but not exceeding $1.25 billion	0.425% of average daily net assets	0.181% of average daily net assets

In excess of $1.25 billion but not exceeding $1.5 billion	0.40% of average daily net assets	0.16% of average daily net assets

In excess of $1.5 billion	0.375% of average daily net assets	0.141% of average daily net assets

Distribution Plan

Prudential Investment Management Services LLC (PIMS or the Distributor) serves as the principal underwriter and distributor for each Fund. Each of Dryden Municipal Bond and Dryden National Fund has adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares) of Dryden Insured Fund and Dryden National Fund, respectively, to compensate the Distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay the Distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A (1)	0.30% of each Fund’s average daily net assets attributable to Class A shares

Class B	0.50% of each Fund’s average daily net assets attributable to Class B shares

Class C (1)	1.00% of each Fund’s average daily net assets attributable to Class C shares

Class Z (2)	None

(1)  With respect to Dryden Insured Fund, the Distributor has contractually agreed until August 31, 2009 to reduce its distribution and service (12b-1) fees for Class A and Class C shares of Dryden Insured Fund to 0.25% and 0.75%,  respectively, of the average daily net assets attributable to Class A shares and Class C shares of Dryden Insured Fund. With respect to Dryden National Fund, the Distributor has contractually agreed until December 31, 2009 to reduce its distribution and service (12b-1) fees for Class A and Class C shares of Dryden National Fund to 0.25% and 0.75%,  respectively, of the average daily net assets attributable to Class A shares and Class C shares of Dryden National Fund. Without such contractual fee waivers, the 12b-1 fees for Class A shares of each Fund would be 0.30% and the 12b-1 fees for Class C shares of each Fund would be 1.00%.

(2) Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of Dryden Insured Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Dryden National Fund.  The Funds’ policies for valuing their portfolio securities are identical.

The price an investor pays for each share is based on the share value. A Fund’s share value—known as the net asset value per share or NAV—is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund’s NAV, the Fund will value the Fund’s futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund’s portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Boards, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Boards.

Under the Investment Company Act of 1940, the Boards are responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser or the Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation. On a day that the Manager may determine that one or more of the Fund’s portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund’s Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund’s NAV and the Manager presents these valuations to the relevant Board for its ratification.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the relevant Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the “Proxy”) of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by a Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

Neither Fund knowingly accommodates or permits frequent trading. The Boards have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Funds’ Transfer Agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into a Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s

Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in a Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy.  In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the JennisonDryden fund family.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, a Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in that Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. The Funds have notified Intermediaries in writing that they expect the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in either Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, a Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Funds, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges, and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see “Qualifying for Class Z Shares” in the Prospectus for Dryden National Fund, as amended and supplemented to date) within 5 days of redemption of your Class A shares that you had purchased directly through a Fund’s transfer agent, we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1% will be deducted from the redemption proceeds.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the Boards from time to time.

In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, if the value of your account falls below a certain threshold, each Fund will deduct a $15 annual small balance account fee from your account during the fourth calendar quarter of each year, subject to certain exceptions. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. Please see the footnotes to the fee table under the caption “Fees and Expenses” in this Proxy Statement/Prospectus and the Dryden National Fund Prospectus for more information.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the other Funds, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another fund, any applicable CDSC and the date for automatic conversion of Class B to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time the shares were held in a money market fund. The terms of any exchange privilege may be changed after giving you 60 days’ notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other fund without a sales charge. If you exchange such shares for shares of another fund or if you receive Dryden National Fund shares in exchange for Dryden Insured Fund shares pursuant to the Plan, any applicable CDSC and the date for automatic conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time the shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as “market timing” – may make it very difficult to manage a Fund’s investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. No assurance can be given that a Fund’s procedures will be effective in limiting the practice of market timing in all cases.

The Funds’ policies with respect to the distribution of any net investment income, short-term capital gains, and long-term capital gains are identical.  The chart below sets forth the expected frequency of dividend and capital gains distributions, if any, from each Fund to its shareholders.

Dividends	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

FEES AND EXPENSES

The following fee tables provide information about the fees and expenses attributable to each class of shares of Dryden Insured Fund and Dryden National Fund, and, assuming the Reorganization had taken place on August 31, 2008, the estimated pro forma annualized fees and expenses attributable to the pro forma Dryden National Fund. Future fees and expenses may be greater or less than those indicated below. The holding period for shares held by investors in Dryden Insured Fund will be counted in computing the holding period of shares subsequently held in Dryden National Fund for purposes of determining any applicable CDSCs.

Shareholder Fees and Operating Expenses

Dryden Insured Fund

Class A Shares (for the twelve months ended August 31, 2008)

Shareholder Fees (1) (fees paid directly from your investment)

	Dryden Insured Fund		Dryden National Fund		Pro Forma Dryden National Fund After Dryden Insured Fund Reorganization*
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%		4.00%		4.00%
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1.00	%(2)	1.00	%(2)	1.00	%(2)
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None
Redemption fee	None		None		None
Exchange fee	None		None		None
Small balance account fee	$15	(3)	$15	(3)	$15	(3)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Insured Fund		Dryden National Fund		Pro Forma Dryden National Fund After Dryden Insured Fund Reorganization*
Management fees**	.50%		.48%		.47%
+ Distribution and service (12b-1) fees	.30	%(4)	.30	%(5)	.30	%(5)
+ Other expenses	.16%		.18%		.17%
= Total annual Fund operating expenses	.96%		.96%		.94%
– Fee waiver or expense reimbursement	.05	%(4)	.05	%(5)	.05	%(5)
= Net annual Fund operating expenses	.91%		.91%		.89%

Class B Shares (for the twelve months ended August 31, 2008)

Shareholder Fees (1) (fees paid directly from your investment)

	Dryden Insured Fund		Dryden National Fund		Pro Forma Dryden National Fund After Dryden Insured Fund Reorganization*
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	5.00	%(6)	5.00	%(6)	5.00	%(6)
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None
Redemption fee	None		None		None
Exchange fee	None		None		None
Small balance account fee	$15	(3)	$15	(3)	$15	(3)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Insured Fund	Dryden National Fund	Pro Forma Dryden National Fund After Dryden Insured Fund Reorganization*
Management fees**	.50%	.48%	.47%
+ Distribution and service (12b-1) fees	.50%	.50%	.50%
+ Other expenses	.16%	.18%	.17%
= Total annual Fund operating expenses	1.16%	1.16%	1.14%
– Fee waiver or expense reimbursement	None	None	None
= Net annual Fund operating expenses	1.16%	1.16%	1.14%

Class C Shares (for the twelve months ended August 31, 2008)

Shareholder Fees (1) (fees paid directly from your investment)

	Dryden Insured Fund		Dryden National Fund		Pro Forma Dryden National Fund After Dryden Insured Fund Reorganization*
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1.00	%(7)	1.00	%(7)	1.00	%(7)
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None
Redemption fee	None		None		None
Exchange fee	None		None		None
Small balance account fee	$15	(3)	$15	(3)	$15	(3)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Insured Fund		Dryden National Fund		Pro Forma Dryden National Fund After Dryden Insured Fund Reorganization*
Management fees**	.50%		.48%		.47%
+ Distribution and service (12b-1) fees	1.00	%(4)	1.00	%(5)	1.00	%(5)
+ Other expenses	.16%		.18%		.17%
= Total annual Fund operating expenses	1.66%		1.66%		1.64%
– Fee waiver or expense reimbursement	.25	%(4)	.25	%(5)	.25	%(5)
= Net annual Fund operating expenses	1.41%		1.41%		1.39%

Class Z Shares (for the twelve months ended August 31, 2008)

Shareholder Fees (1) (fees paid directly from your investment)

	Dryden Insured Fund	Dryden National Fund	Pro Forma Dryden National Fund After Dryden Insured Fund Reorganization*
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Small balance account fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Insured Fund	Dryden National Fund	Pro Forma Dryden National Fund After Dryden Insured Fund Reorganization*
Management fees**	.50%	.48%	.47%
+ Distribution and service (12b-1) fees	None	None	None
+ Other expenses	.16%	.18%	.17%
= Total annual Fund operating expenses	.66%	.66%	.64%
– Fee waiver or expense reimbursement	None	None	None
= Net annual Fund operating expenses	.66%	.66%	.64%

*   Assuming the Reorganization had taken place on August 31, 2008.

**   The management fee rate shown is based on each Fund’s net assets as of August 31, 2008. Each Fund’s management fee schedule includes fee breakpoints which reduce the Funds’ effective management fees as their respective assets increase. Changes in each Fund’s assets may result in increases or decreases in each Fund’s effective management fee. For Dryden Insured Fund, the management fee paid to PI is accrued daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets to $1 billion and 0.45% of the Fund’s average daily net assets in excess of $1 billion.   For Dryden National Fund and the pro forma Dryden National Fund, the management fee paid to PI is accrued daily and payable monthly, at annual rates of 0.50% of the Fund’s average daily net assets to $250 million, 0.475% of the Fund’s average daily net assets from $250 million to $500 million, 0.45% of the Fund’s average daily net assets from $500 to $1 billion, 0.425% of the Fund’s average daily net assets from $1 billion to $1.25 billion, 0.40% of the Fund’s average daily net assets from $1.25 billion to $1.5 billion, and 0.375% of the Fund’s average daily net assets in excess of $1.5 billion.

(1)  Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2)  Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase. The CDSC is waived for purchases by certain retirement or benefit plans.

(3)  If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see “Fees and Expenses” and the table captioned “Shareholder Fees” in this Prospectus, and “Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee” in the Dryden National SAI.

(4)  For the period ending August 31, 2009, the Distributor of Dryden Insured Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares and Class C shares to .25 of 1% of the average daily net assets of the Class A shares and to .75 of 1% of the average daily net assets of Class C shares, respectively.

(5)  For the period ending December 31, 2009, the Distributor of Dryden National Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares and Class C shares to .25 of 1% of the average daily net assets of the Class A shares and to .75 of 1% of the average daily net assets of Class C shares, respectively.

(6)  The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

(7)  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the pro forma Dryden National Fund after completion of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects such conversion.

Full Redemption - Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Insured Fund	$489	$689	$905	$1,527
Dryden National Fund	$489	$689	$905	$1,527
Pro Forma Dryden National Fund*	$487	$683	$895	$1,504

*   Assuming the Reorganization had taken place on August 31, 2008.

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Insured Fund	$618	$668	$738	$1,327
Dryden National Fund	$618	$668	$738	$1,327
Pro Forma Dryden National Fund*	$616	$662	$728	$1,304

*   Assuming the Reorganization had taken place on August 31, 2008.

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Insured Fund	$244	$499	$879	$1,944
Dryden National Fund	$244	$499	$879	$1,944
Pro Forma Dryden National Fund*	$216	$415	$737	$1,647

*   Assuming the Reorganization had taken place on August 31, 2008.

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Insured Fund	$67	$211	$368	$822
Dryden National Fund	$67	$211	$368	$822
Pro Forma Dryden National Fund*	$65	$205	$357	$798

*   Assuming the Reorganization had taken place on August 31, 2008.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual Fund operating expenses” remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Insured Fund	$489	$689	$905	$1,527
Dryden National Fund	$489	$689	$905	$1,527
Pro Forma Dryden National Fund*	$487	$683	$895	$1,504

*   Assuming the Reorganization had taken place on August 31, 2008.

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Insured Fund	$118	$368	$638	$1,327
Dryden National Fund	$118	$368	$638	$1,327
Pro Forma Dryden National Fund*	$116	$362	$628	$1,304

*   Assuming the Reorganization had taken place on August 31, 2008.

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Insured Fund	$144	$499	$879	$1,944
Dryden National Fund	$144	$499	$879	$1,944
Pro Forma Dryden National Fund*	$116	$415	$737	$1,647

*   Assuming the Reorganization had taken place on August 31, 2008.

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Insured Fund	$67	$211	$368	$822
Dryden National Fund	$67	$211	$368	$822
Pro Forma Dryden National Fund*	$65	$205	$357	$798

*   Assuming the Reorganization had taken place on August 31, 2008.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual Fund operating expenses” remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance of the Funds

A number of factors - including risk - can affect how each Fund performs. The following bar charts show each Fund’s performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how a Fund’s average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.  Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.

Dryden Insured Fund - Annual Total Returns % (Class B shares) (1), (2)

(1) These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

(2) The return for the period from January 1, 2008 through September 30, 2008 is -4.82%.

BEST QUARTER: 5.36%	WORST QUARTER: -3.01%
(3rd quarter of 2002)	(2nd quarter of 2004)

Average Annual Total Returns % (as of 12-31-07)

Return Before Taxes	One Year	Five Years	Ten Years
Class A shares	-1.72	2.36	3.88
Class C shares	0.89	2.70	3.77
Class Z shares	2.64	3.47	4.54

Class B Shares %
Return Before Taxes	-2.79	2.79	4.03
Return After Taxes on Distributions	-2.83	2.60	3.91
Return After Taxes on Distributions and Sale of Fund Shares	-0.53	2.86	3.99

Index and Average
Lehman Muni Bond Index	3.34	4.44	5.34
Lipper Insured Average	1.76	3.26	4.12

Notes to Average Annual Returns Table

• Dryden Insured Fund’s returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of .05% and .25% for Class A and Class C shares, respectively, and/or expense subsidies, the returns would have been lower.

• After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Dryden Insured Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that Dryden Insured Fund will achieve similar results in the future.

• The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than certain return figures because when a capital loss occurs upon the redemption of Dryden Insured Fund shares, a tax deduction is provided that benefits the investor.

• The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) - an unmanaged index of over 39,000 long-term investment-grade municipal bonds - gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. Source: Lehman Brothers.

• The Lipper Insured Average is based on the average return of all mutual funds in the Lipper Insured Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Source: Lipper Inc.

Dryden National Fund - Annual Total Returns % (Class B shares) (1)

(1) These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

(2) The return for Class B shares from January 1, 2008 through September 30, 2008 was 0.34%.

BEST QUARTER: 4.99%	WORST QUARTER: -2.27%
(4th quarter of 2000)	(2nd quarter of 2004)

Average Annual Total Returns % (as of 12-31-07)

Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	-2.40	2.77	3.95	—
Class C shares	0.25	3.11	3.85	—
Class Z shares	1.92	3.87	N/A	4.46

Class B Shares %
Return Before Taxes	-3.45	3.19	4.10
Return After Taxes on Distributions	-3.50	2.98	3.93
Return After Taxes on Distribution and Sale of Fund Shares	-0.90	3.21	4.05

Index % (reflects no deduction for fees, expenses or taxes)
Lehman Muni Bond Index	3.36	4.30	5.18
Lipper Average	1.15	3.48	4.08

 Notes to Average Annual Returns Table

• Inception date returns are provided for any share class with less than 10 calendar years of returns.

• Dryden National Fund’s returns are after deduction of sales charges and expenses. Without the management fee waiver and the distribution and service (12b-1) fee waiver for Class A and Class C shares, the returns would have been lower.

• The “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than certain return figures because when a capital loss occurs upon the redemption of Dryden National Fund shares, a tax deduction is provided that benefits the investor.

• The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index)—an unmanaged index of over 39,000 long-term investment-grade municipal bonds—gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. The return on the Lehman Muni Bond Index since the inception for Class Z shares was 4.94%. Source: Lehman Brothers.

• The Lipper Average is based on the average return of all mutual funds in the Lipper Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effects of sales charges or taxes. The return on the Lipper Average since the inception of Class Z shares was 3.82%. Source: Lipper Inc.

• The inception date of Class Z shares is January 22, 1999.

REASONS FOR THE REORGANIZATION

The Board of Trustees of Dryden Municipal Bond and the Board of Directors of Dryden National Fund, including all of the trustees/directors who are not “interested persons” of Dryden Municipal Bond and Dryden National Fund (referred to herein as the “Independent Trustees”), have unanimously determined that the Reorganization would be in the best interests of Dryden Insured Fund and Dryden National Fund, respectively, and that the interests of the shareholders of Dryden Insured Fund and Dryden National Fund, respectively, would not be diluted as a result of consummation of the Reorganization.

At a board meeting held on November 5-7, 2008, the Manager advised the Boards that, as of August 31, 2008, Dryden Insured Fund had net assets of approximately $188 million while Dryden National Fund had assets of approximately $693 million as of that date. Accordingly, by reorganizing Dryden Insured Fund into Dryden National Fund, Fund shareholders would enjoy a greater asset base over which fund expenses may be spread.

In recommending approval of the Plan and the Reorganization contemplated by the Plan to the Boards, the Manager emphasized that: (i) Dryden National Fund had a lower historical net annualized operating expense ratio than Dryden Insured Fund; (ii) based upon current asset levels, the current effective investment management fee rate for Dryden National Fund is lower than that of Dryden Insured Fund; and (iii) the historical investment performance of Dryden National Fund within its Lipper category generally has been stronger than that of Dryden Insured Fund within its Lipper category. In addition, the Boards considered the Manager’s expectation that if the Reorganization was completed, Dryden Insured Fund shareholders, regardless of the class of shares they own, could be expected to realize lower net annualized operating expense ratios and a lower effective investment management fee rate as shareholders of Dryden National Fund, although no assurance can be given that such operational savings will be realized. The Boards also noted that: (i) each Fund seeks to obtain current income that is exempt from federal income taxes; (ii) with the exception of the requirement that Dryden Insured Fund invest at least 80% of its investable assets in insured municipal bonds, the Funds’ investment policies and restrictions are similar in all material respects; and (iii) the investment portfolio of Dryden Insured Fund generally is compatible with the investment portfolio and investment restrictions of Dryden National Fund. The Boards also considered that the costs of the Reorganization will be borne by Dryden Insured Fund.  In addition, the Manager noted in its presentation to the Boards that various credit-rating agencies downgraded seven of the major municipal bond insurers in the United States, leaving just three insurers with a AAA/Aaa rating.  Following these downgrades, the issuance of insured municipal bonds began to decrease substantially, making it more difficult for Dryden Insured Fund to comply with its fundamental investment policy of investing at least 80% of its investable assets in insured municipal bonds under normal circumstances.  In addition, many municipal bonds began to trade based on the credit quality of the issuer rather than the credit quality of the bond insurer, effectively discounting the value of the bond insurance.  In short, investing in insured municipal bonds provides little additional benefit over investing in high-quality municipal bonds under prevailing market conditions.  As a result, the Boards concluded that shareholders would be better served reorganizing Dryden Insured Fund into a single, larger, diversified fund than maintaining two smaller, separate funds.

The members of each Board, including a majority of the Independent Trustees, after considering the matter, unanimously concluded that the interests of the existing shareholders of Dryden Insured Fund and Dryden National Fund would not be diluted as a result of the consummation of the Reorganization and that, for the following reasons, consummation of the Reorganization is in the best interests of Dryden Insured Fund and Dryden National Fund, as applicable:

• Dryden Insured Fund shareholders will remain invested in a fund (i.e., Dryden National Fund) that seeks to obtain current income that is exempt from federal income taxes;

• With the exception of the requirement that Dryden Insured Fund invest at least 80% of its investable assets in insured municipal bonds, the Funds’ investment policies and restrictions are similar in all material respects;

• Dryden Insured Fund is significantly smaller than Dryden National Fund;

• Dryden National Fund and Dryden Insured Fund have the same subadviser and portfolio managers and use similar investment styles;

• At current asset levels, Dryden National Fund has a lower effective investment management fee rate than that of Dryden Insured Fund;

• Dryden Insured Fund shareholders are expected to realize reductions in net operating expense ratios as result of the consummation of the Reorganization;

• Dryden Insured Fund shareholders are expected to realize a lower effective investment management fee rate as result of the consummation of the Reorganization; and

• Recent ratings downgrades of a number of municipal bond insurers have, in part, resulted in a reduction in the issuance of insured municipal bonds and a decline in the benefits of investing in insured municipal bonds;

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Reorganization.

The Boards also considered that Dryden Municipal Bond and Dryden National Fund are expected to receive an opinion of counsel substantially to the effect that consummation of the transactions contemplated by the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of either Fund. The Boards were also advised that the fees and expenses associated with the Reorganization would be borne by Dryden Insured Fund as set forth in this Prospectus/Proxy Statement.

For the reasons discussed above, the Board of Trustees of Dryden Municipal Bond unanimously approved the Plan and unanimously recommends that you vote FOR the Plan.

If shareholders of Dryden Insured Fund do not approve the Plan, the Board of Trustees of Dryden Municipal Bond will consider other possible courses of action for Dryden Insured Fund, including, among others, consolidation of Dryden Insured Fund with one or more affiliated or unaffiliated funds other than Dryden National Fund, adding one or more new subadvisers to Dryden Insured Fund, or replacing PIM with one or more subadvisers. In the event that the shareholders of Dryden Insured Fund do not approve the Plan, the Manager also may consider recommending the liquidation of Dryden Insured Fund. A liquidation of Dryden Insured Fund would result in taxable gains or losses for most affected Dryden Insured Fund shareholders.

INFORMATION ABOUT THE REORGANIZATION

The following is only a summary of the Plan and is qualified in its entirety by the full text of the Plan. You should read the form of  Plan attached as Exhibit A.

Closing

If Dryden Insured Fund’s shareholders approve the Plan, the Reorganization will take place after various conditions are satisfied by Dryden Municipal Bond, on behalf of Dryden Insured Fund, and Dryden National Fund, including the preparation of certain documents. Dryden Municipal Bond and Dryden National Fund will mutually determine a specific date for the Reorganization to take place. This is called the “closing date.” If shareholders of Dryden Insured Fund do not approve the Plan, the Reorganization will not take place and the Board of Trustees of Dryden Municipal Bond will consider alternative courses of actions, as described above. If Dryden Insured Fund’s shareholders approve the Plan, Dryden Municipal Bond, on behalf of Dryden Insured Fund, will deliver to Dryden National Fund all of Dryden Insured Fund’s assets and Dryden National Fund will assume all of the liabilities of Dryden Insured Fund on the closing date. Dryden National Fund will issue to Dryden Municipal Bond, for the benefit of Dryden Insured Fund, shares of Dryden National Fund of a value equal to the dollar value of the net assets delivered to Dryden National Fund. Dryden Municipal Bond will then distribute to the shareholders of record of Dryden Insured Fund as of the close of business on the closing date, Dryden National Fund shares in equivalent value and of equivalent class as such shareholder held in Dryden Insured Fund as of the closing date. Dryden Insured Fund will be subsequently liquidated and terminated and Dryden National Fund will be the surviving fund. The stock transfer books of Dryden Insured Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to Dryden Insured Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, Dryden Municipal Bond and Dryden National Fund may amend the Plan without shareholder approval. Dryden Municipal Bond and Dryden National Fund may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of Dryden Insured Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the proposed Reorganization, including proxy solicitation costs, will be paid by Dryden Insured Fund. In the event the Reorganization is consummated, the portfolio securities of Dryden Insured Fund will be transferred in-kind to Dryden National Fund. Accordingly, consummation of the Reorganization will entail little or no expenses in connection with portfolio restructuring. The estimated aggregate Reorganization expenses to be borne by Dryden Insured Fund are $225,000, including approximately $45,000 in proxy solicitation costs. If for any reason the Reorganization is not consummated, Dryden Insured Fund will remain responsible for substantially all of the Reorganization-related fees and expenses.

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to the obligation of each of Dryden Municipal Bond and Dryden National Fund to complete the Reorganization that such funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by such funds, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by Dryden National Fund of the assets of Dryden Insured Fund in exchange solely for voting shares of Dryden National Fund and the assumption by Dryden National Fund of the liabilities, if any, of Dryden Insured Fund, followed by the distribution of Dryden National Fund shares received by Dryden Insured Fund pro rata to its shareholders, will constitute a “reorganization” within the meaning of

Section 368(a) of the Code, and Dryden National Fund and Dryden Insured Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.  The shareholders of Dryden Insured Fund will not recognize a gain or loss upon the exchange of all of their shares of Dryden Insured Fund solely for shares of Dryden National Fund, as described in this Prospectus/Proxy Statement and in the Plan;

3.  No gain or loss will be recognized by Dryden Insured Fund upon the transfer of its assets to Dryden National Fund in exchange solely for voting shares of Dryden National Fund and the assumption by Dryden National Fund of the liabilities, if any, of Dryden Insured Fund. In addition, no gain or loss will be recognized by Dryden Insured Fund on the distribution of such shares to the shareholders of Dryden Insured Fund (in liquidation of Dryden Insured Fund);

4.  No gain or loss will be recognized by Dryden National Fund upon the acquisition of the assets of Dryden Insured Fund in exchange solely for voting shares of Dryden National Fund and the assumption of the liabilities, if any, of Dryden Insured Fund;

5.  Dryden National Fund’s tax basis for the assets acquired from Dryden Insured Fund will be the same as the tax basis of these assets when held by Dryden Insured Fund immediately before the transfer, and the holding period of such assets acquired by Dryden National Fund will include the holding period of such assets when held by Dryden Insured Fund;

6.   Dryden Insured Fund’s shareholders’ tax basis for the shares of Dryden National Fund received by them pursuant to the Reorganization will be the same as their tax basis in Dryden Insured Fund shares exchanged therefor; and

7.  The holding period of Dryden National Fund shares received by the shareholders of Dryden Insured Fund will include the holding period of their Dryden Insured Fund shares exchanged therefor, provided such Dryden Insured Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Reorganization were consummated but failed to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the transaction would be treated as a taxable sale of assets by Dryden Insured Fund to Dryden National Fund followed by a taxable liquidation of Dryden Insured Fund, and the shareholders of Dryden Insured Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of Dryden Insured Fund and the fair market value of the shares of Dryden National Fund received in exchange therefor.

Shareholders of Dryden Insured Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of Dryden Municipal Bond Shares and Dryden National Fund Shares

Dryden Municipal Bond (formerly Prudential-Bache Municipal Bond Fund) was organized under the laws of Massachusetts as a business trust on November 3, 1986. It is registered with the SEC as an open-end management investment company. Dryden Municipal Bond is authorized to issue an unlimited number of full and fractional shares in separate series, currently designated as the Insured Series and the High Income Series. Dryden Insured Fund is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) Class A, Class B, Class C are subject to different combinations of sales charges and distribution and/or service fees which may adversely affect investment performance; (2) Class Z shares are not subject to any sales charges and distribution and/or service fees; (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to such class and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (4) each class has a different exchange privilege; and (5) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with Dryden Municipal Bond’s Amended and Restated Declaration of Trust, the Board of Trustees of Dryden Municipal Bond may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Trustees of Dryden Municipal Bond may determine.

Shares of Dryden Municipal Bond, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of Dryden Municipal Bond under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of Dryden Municipal Bond’s assets after all debt and expenses of Dryden Municipal Bond have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. Dryden Municipal Bond’s shares do not have cumulative voting rights for the election of Trustees.

Dryden Municipal Bond does not intend to hold annual meetings of shareholders unless otherwise required by law. Dryden Municipal Bond will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted upon by shareholders under the Investment Company Act of 1940. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of Dryden Municipal Bond’s outstanding shares for the purpose of voting on the removal of one or more Trustees. Dryden Municipal Bond will render assistance to those shareholders who call such a meeting.

The Amended and Restated Declaration of Trust and the By-Laws of Dryden Municipal Bond are designed to make Dryden Municipal Bond similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of Dryden Municipal Bond, which is not the case with a corporation. The Amended and Restated Declaration of Trust of Dryden Municipal Bond provides that shareholders shall not be subject to any personal liability for the acts or obligations of Dryden Municipal Bond and that every written obligation, contract, instrument or undertaking made by Dryden Municipal Bond shall contain a provision to the effect that the shareholders are not individually bound thereunder.

Dryden National Fund was incorporated in Maryland on January 9, 1980. It is registered with the SEC as an open-end management investment company. Dryden National Fund is authorized to offer 1 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated as Class A, Class B, Class C and Class Z shares, each of which consists of 250 million authorized shares. Each class of common stock represents an interest in the same assets of Dryden National Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees, which may affect net asset value, dividends & liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilege and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with Dryden National Fund’s Articles of Restatement, the Board of Directors of Dryden National Fund may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors of Dryden National Fund may determine.

The Board of Directors of Dryden National Fund may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Dryden National Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder (subject to certain limitations described below). Shares are also redeemable at the option of Dryden National Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of Dryden National is entitled to its portion of all of Dryden National Fund’s assets after all debts and expenses of such Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. Dryden National Fund’s shares do not have cumulative voting rights for the election of Directors.

Dryden National Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. Dryden National Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act of 1940. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

Capitalization

The following tables set forth, as of August 31, 2008, the capitalization of each share class of: (i) Dryden National Fund; (ii) Dryden Insured Fund; and (iii) the pro forma Dryden National Fund as adjusted to give effect to the Reorganization.

Class A (unaudited)

	Dryden Insured Fund	Dryden National Fund	Pro Forma Adjustments		Pro Forma Dryden National Fund After Reorganization
Net assets	$159,214,296	$643,186,147			$802,400,443
Total shares outstanding	15,335,117	44,646,377	11,048,876	(a)	55,695,253
Net asset value per share	$10.38	$14.41			$14.41

Class B (unaudited)

	Dryden Insured Fund	Dryden National Fund	Pro Forma Adjustments		Pro Forma Dryden National Fund After Reorganization
Net assets	$20,047,038	$34,786,665			$54,833,703
Total shares outstanding	1,926,987	2,407,944	1,387,338	(a)	3,795,282
Net asset value per share	$10.40	$14.45			$14.45

 Class C (unaudited)

	Dryden Insured Fund	Dryden National Fund	Pro Forma Adjustments		Pro Forma Dryden National Fund After Reorganization
Net assets	$6,086,683	$10,912,292			$16,998,975
Total shares outstanding	585,326	755,504	421,515	(a)	1,177,019
Net asset value per share	$10.40	$14.44			$14.44

 Class Z (unaudited)

	Dryden Insured Fund	Dryden National Fund	Pro Forma Adjustments		Pro Forma Dryden National Fund After Reorganization
Net assets	$2,990,773	$4,540,414			$7,531,187
Total shares outstanding	288,444	315,386	207,693	(a)	523,079
Net asset value per share	$10.37	$14.40			$14.40

 Total Net Assets and Shares Outstanding (unaudited)

	Dryden Insured Fund	Dryden National Fund	Pro Forma Adjustments		Pro Forma Dryden National Fund After Reorganization
Net assets	$188,338,790	$693,425,518			$881,764,308
Total shares outstanding	18,135,874	48,125,211	13,065,422	(a)	61,190,633

(a)  Represents the number of shares issued upon conversion of Dryden Insured Fund shares into Dryden National Fund.

VOTING INFORMATION

Required Vote

Only shareholders of record of Dryden Insured Fund as of the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of the holders of one-third of the outstanding shares of Dryden Insured Fund entitled to be voted at the Meeting is required to constitute a quorum at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Shareholder approval of the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Dryden Insured Fund.

Dryden Insured Fund shareholders will be entitled to one vote for each full Dryden Insured Fund share, and one fractional vote for each fractional Dryden Insured Fund share held as of the close of business on the Record Date.

As of the Record Date, Dryden Insured Fund had issued and outstanding the number of shares of each class indicated below:

	Class A	Class B	Class C	Class Z
Dryden Insured Fund

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote Dryden Insured Fund shares with respect to the Reorganization unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” Dryden Municipal Bond will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment of the Meeting. Therefore, since approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of Dryden Insured Fund, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained for Dryden Insured Fund, Dryden Municipal Bond, on behalf of Dryden Insured Fund, may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. Dryden Municipal Bond would only take such actions if Dryden Municipal Bond believed that would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account with respect to Dryden Insured Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received for all of your shares to be voted.

In the event that sufficient votes to approve the Plan are not received with respect to the Reorganization, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote AGAINST adjournment.

How to Vote

You can vote your shares by proxy in any one of three ways:

•  By mail, with the enclosed proxy card.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment or postponement of the Meeting. In addition, you can revoke your proxy and vote your shares in person at the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked or changed at any time before they are voted either (i) by a written revocation received by the Secretary of Dryden Municipal Bond at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of Dryden Municipal Bond. In addition, Dryden Municipal Bond has engaged D.F. King & Co., Inc. (D.F. King), a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting approaches, you may receive a phone call from a representative of D.F. King if Dryden Municipal Bond has not yet received your vote.  D.F. King may ask you for authority, by telephone, to permit D.F. King to execute your voting instructions on your behalf.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. All information is provided as of each Fund’s most recently completed fiscal year.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager referenced below, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts**
Dryden Insured Fund

Robert Tipp	14/$4,672,278	20/$5,078,472	42/$20,028,042
2/$1,212,513

Susan Courtney	3/$1,138,162	9/$804,706	1/$703,657

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts**
Dryden National Fund

Robert Tipp	76/$28,293,059	20/$3,897,469	42/$20,014,423
	2/$1,302,584	2/$1,302,584

Susan Courtney	3/$882,148	9/$810,420	1/$719,734

Note to Portfolio Managers: Information About Other Accounts Table: Certain of the accounts listed in the chart above are managed by one or more of the named portfolio managers. These accounts are included in the account and asset totals for each of the applicable portfolio managers.

* “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles.

** “Other Accounts” includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts.

Portfolio Manager Securities Ownership.  As of each Fund’s most recently completed fiscal year, the portfolio managers did not own securities of either Fund.

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of a Fund’s investments and investments in other accounts.

Compensation

Prudential Investment Management, Inc.’s Fixed Income unit (“PIM Fixed Income”) seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between restricted stock of Prudential Financial, providing investment professionals with an ownership stake, and interests in a phantom stock plan pursuant to which investment professionals are compensated based upon the three-year growth of certain portions of PIM Fixed Income’s asset management business. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. Investment professionals’ annual cash bonus is paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1) Investment performance (pre-tax) of all portfolios managed by PIM-Fixed Income, in the aggregate, which affect the size of the annual incentive pool. Performance of the portfolios is judged versus the benchmarks against which each of the portfolios is managed or versus the performance of appropriate market peer groups. These portfolios are managed utilizing a variety of strategies and against benchmarks appropriate for each portfolio, 2) PIM Fixed Income’s business results as measured by financial indicators such as revenue growth, operating income growth and return on required equity, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.

A portfolio manager’s long-term incentive grant of phantom stock units and restricted Prudential Financial stock is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. The value of the phantom stock units will reflect the three-year growth of certain portions of PIM Fixed Income’s asset management business but will exclude from this calculation the growth of PI-managed mutual funds.

PIM Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness. Each investment professional’s incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization. The performance of each Fund is judged against the applicable Lipper performance peer group/peer universe, as part of this process.

For example, the performance of the Fund was judged versus the Lipper General Municipal Debt Funds as part of the process.

Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

A portion of PIM Fixed Income’s long-term incentive grant includes phantom stock units, the value of which reflects the three-year growth of certain portions of PIM Fixed Income’s asset management business. The calculation of growth does not include the growth of PI-managed mutual funds. A portfolio manager may face a conflict of interest given that a piece of his or her long-term compensation is not affected by the growth of PI-managed mutual funds, including this fund. A portfolio manager’s compensation may be affected as discussed above by the performance of the mutual funds he or she manages.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM’s fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Prudential Financial and the general account of The Prudential Insurance Company of America (“PICA”) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM’s client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Fund in a portfolio company may conflict with the interests of one or more affiliated accounts of PIM or other client accounts managed by PIM or its affiliates. This may occur because PIM affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund, but at different levels in the capital structure. Investment by PIM affiliated accounts at different levels to that of the Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the PIM affiliated accounts and the Fund.

For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, a PI affiliated account might hold secured debt of an issuer whose public unsecured debt is held by the Fund. Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Fund are originated and managed in its best interests.

In addition, portfolio managers may advise PIM affiliated accounts. PIM’s portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures designed to ensure that — including to the extent that client accounts are managed differently from PIM affiliated accounts — each of the client accounts and each affiliated account is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations. These procedures include supervisory review procedures.

Potential conflicts of interest may exist where PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors (including, investment objectives, investment strategies or restrictions), while other accounts may take the opposite position in the security in accordance with that accounts’ investment objectives, investment strategies and restrictions. PIM periodically conducts reviews of these accounts and assesses the appropriateness of these differing positions.

Finally, because of the substantial size of PICA’s general account, trading by PICA’s general account in certain securities, particularly certain fixed income securities, may result in market changes in response to trades. Although PIM expects that PICA’s general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers. PIM has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests. However, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also contained in that Fund’s prospectus, Statement of Additional Information, and on that Fund’s website (www.jennisondryden.com).

Each Fund’s portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. Each Fund’s annual and semi-annual reports are posted on the Fund’s website at www.jennisondryden.com (for the JennisonDryden Funds) or at www.prudential.com (for certain other funds advised by Prudential Investments LLC). Each Fund’s portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Fund’s first and third fiscal quarters.

In addition, each Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. A Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund’s website.

When authorized by a Fund’s Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

Each Fund has entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund’s shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI’s law department.

5. Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of fund holdings information.

6. PI’s Fund Administration Department shall arrange for the release of fund holdings information by the Fund’s custodian bank(s).

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•                  Full holdings on a daily basis to RiskMetrics Group and Broadridge Financial Solutions, Inc. (proxy voting administrator / agents) at the end of each day;

•                  Full holdings on a daily basis to RiskMetrics Group (securities class action claims administrator) at the end of each day;

•                  Full holdings on a daily basis to a Fund’s Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the Subadviser has responsibility;

•                  Full holdings to a Fund’s independent registered public accounting firm as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis; and

•                  Full holdings to financial printers as soon as practicable following the end of a Fund’s quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•                  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund’s fiscal quarter-end;

•                  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•                  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day;

•                  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only);

•                  Full holdings on a daily basis to Electra Information Systems, Inc. (Target Portfolio Trust — Small Capitalization Growth Portfolio — securities managed by Ashfield only);

•                  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);

•                  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only); and

•                  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (funds with Class L, Class M, and Class X shares only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

The Boards have approved PI’s Policy for the Dissemination of Portfolio Holdings. The Boards shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Boards have delegated oversight over a Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.

No assurance can be given that a Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of December 19, 2008, each shareholder that owns beneficially or of record more than 5% of any class of either Fund.

Dryden Insured Fund	Beneficial or Record Owner Name*	Address	Class	Shares Owned/ Percent Ownership

Dryden National Fund	Beneficial or Record Owner Name*	Address	Class	Shares Owned/ Percent Ownership

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of December 19, 2008, the officers and directors of Dryden Municipal Bond, as a group, beneficially owned less than 1% of the outstanding voting shares of Dryden Insured Fund.

In the event of any meetings of shareholders, Wachovia Securities, an affiliate of the Funds, will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

ADDITIONAL INFORMATION

Dryden National Fund is an open-end management investment company registered with the SEC under the Investment Company Act of 1940. Detailed information about Dryden National Fund is contained in the Dryden National Prospectus, which is enclosed herewith and is incorporated by reference into this Prospectus/Proxy Statement. Additional information about Dryden National Fund is included in the Dryden National SAI, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Dryden National Annual Report is enclosed herewith. A copy of such annual report also may be obtained by calling 1-800-225-1852 or by writing to Dryden National Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Dryden Municipal Bond, on behalf of Dryden Insured Fund, and Dryden National Fund file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940. These materials can be inspected and copied at: the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC’s Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the Reorganization will be passed upon for Dryden National Fund and Dryden Municipal Bond by Willkie Farr & Gallagher LLP, counsel to each of Dryden National Fund and Dryden Municipal Bond, by DLA Piper US LLP, special Maryland counsel to Dryden National Fund, as to certain matters of Maryland law, and by Sullivan & Worcester LLP, special Massachusetts counsel to Dryden Municipal Bond, as to certain matters of Massachusetts law. Certain tax matters in connection with the Reorganization will be passed upon for Dryden National Fund and Dryden Municipal Bond by Shearman & Sterling LLP, special tax counsel to each of Dryden National Fund and Dryden Municipal Bond.

Independent Registered Public Accounting Firm

The audited financial statements of Dryden Insured Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Dryden Insured Fund for the fiscal year ended April 30, 2008 (File No. 811-04930). The unaudited financial statements of Dryden Insured Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of Dryden Insured Fund for the six-month period ended October 31, 2008 (File No. 811-4023).

The audited financial statements of Dryden National Fund for the fiscal year ended August 31, 2008, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Dryden National Annual Report (File No. 811-2992).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Dryden Municipal Bond, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of Dryden Insured Fund shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement you wish to receive in order to supply copies to such beneficial owners of Dryden Insured Fund shares.

SHAREHOLDER PROPOSALS

Dryden Municipal Bond and Dryden National Fund are not required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of trustees/directors is not required to be acted upon under the Investment Company Act of 1940. The Boards may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act of 1940  or the governing documents of such funds.

Pursuant to rules adopted by the SEC, Dryden Insured Fund shareholder may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Dryden Insured Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Dryden Insured Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. The by-laws of Dryden Municipal Bond provide that only the business stated in the notice of meeting shall be considered at such meeting.

The Board of Trustees of Dryden Municipal Bond intends to bring before the Meeting only the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of Dryden Municipal Bond, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization relating to the Reorganization (attached).

B	Prospectus, dated November 3, 2008 and as amended and supplemented to date, for Dryden National Fund (enclosed).

C	Annual Report to Shareholders of Dryden National Fund for the fiscal year ended August 31, 2008 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this            day of                               , 2009, by and between Dryden Municipal Bond Fund (the “Company”), a business trust organized under the laws of The Commonwealth of Massachusetts with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Insured Series (the “Acquired Fund”), and Dryden National Municipals Fund, Inc. (the “Acquiring Fund”), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Together, the Acquiring Fund and the Acquired Funds are referred to as the “Funds.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as a “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.01 each, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the termination of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Termination of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund’s then existing assets, and assume substantially all of the Acquired Fund’s liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Fund shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the “Acquiring Fund Shares”) determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund’s then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures set forth in the Company’s amended and restated declaration of trust and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Acquiring Fund’s articles of incorporation and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company’s amended and restated declaration of trust and currently effective registration statement.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be                                        , 2009, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Fund or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund’s Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund’s Custodian, The Bank of New York. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund, (the “Acquired Fund Shares”) and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Fund shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Acquiring Fund by the Company, on behalf of the Acquired Fund. The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Fund, for the benefit of the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a business trust duly organized under the laws of The Commonwealth of Massachusetts and validly existing under the laws of that jurisdiction and in good standing with the Secretary of State of the Commonwealth of Massachusetts (the “ Secretary”). The Company is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”). The Acquired Fund has been duly established in accordance with the Company’s amended and restated declaration of trust as a separate series of the Company.

(b)  The financial statements appearing in the Company’s Annual Report to Shareholders of the Acquired Fund for the fiscal year ended April 30, 2008 (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The unaudited financial statements appearing in the Company’s Semi-Annual Report to Shareholders of the Acquired Fund for the six-month period ended October 31, 2008 (copies of which have been furnished to the Acquiring Fund), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary trust power and authority to conduct the Acquired Fund’s business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company’s amended and restated declaration of trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.

5.  Representations and Warranties to the Company, for the benefit of the Acquired Fund, by the Acquiring Fund.

The Acquiring Fund makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”). The Acquiring Fund is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  The Acquiring Fund is authorized to issue 1 billion shares of common stock, par value $0.01, of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Acquiring Fund’s articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2008 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements appearing in the Acquiring Fund’s Semi-Annual Report to Shareholders of the Acquiring Fund for the six-month period ended June 30, 2008 (copies of which have been furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Fund has the necessary corporate power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of the Acquiring Fund’s articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended the (the “1934 Act”), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Fund make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Company and the Board of Directors of the Acquiring Fund and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Fund in accordance with its terms.

(f)   The Company and the Acquiring Fund anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund’s business as presently conducted between the date hereof and the Closing Date. The Acquiring Fund intends to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and terminate the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Fund covenants to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Fund execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Fund intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Fund intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Company and the Acquiring Fund shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company’s or the Acquiring Fund’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date favorable opinions from (i) DLA Piper USA, special Maryland counsel to the Acquiring Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus.

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Fund and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan.

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.01 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof.

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Fund of its obligations hereunder will not violate any provision of the Acquiring Fund’s articles of incorporation or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Fund’s currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund.

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Fund under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Acquiring Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Fund, that would be required to be disclosed in the Acquiring Fund’s registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)  The Acquiring Fund shall have received on the Closing Date favorable opinions from (i) Sullivan & Worcester LLP, special Massachusetts counsel to the Company, with respect to items in this section 8(g) that relate to matters of Massachusetts law, and (ii) Willkie Farr & Gallagher, counsel to the Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a business trust duly organized, validly existing and in good standing with the Secretary with requisite trust power under its amended and restated declaration of trust and under the laws of The Commonwealth of Massachusetts, to own all of its properties and assets and, to the knowledge of such counsel without independent investigation or inquiry, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of Massachusetts law and the Company’s amended and restated declaration of trust as a separate series of the Company.

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, without independent investigation or inquiry, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company and the Acquired Fund under its Amended and Restated Declaration of Trust and under the laws of The Commonwealth of Massachusetts to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund.

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company’s amended and restated declaration of trust or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company’s currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  To the knowledge of such counsel without independent investigation on inquiry, no litigation or government proceeding has been instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company’s registration statement on Form N-1A and is not so disclosed;

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, without independent investigation or inquiry, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company, for the benefit of the Acquired Fund, and the Acquiring Fund shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company and the Acquiring Fund, in form and substance satisfactory to the Company and the Acquiring Fund, substantially to the effect that, for U.S. federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund and/or the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each Company represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Acquired Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by the Company, on behalf of an Acquired Fund, or by the Acquiring

Fund by resolution of the relevant Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Company, the Acquired Fund, or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan except as provided in Section 9(b) of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4, 5 and 6 hereof shall expire with and be terminated by consummation of the Plan, and none of the Company, the Acquiring Fund, any of their respective officers, directors/trustees, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either of the Acquiring Fund or the Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Company’s or the Acquiring Fund’s shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Company, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Fund acknowledge that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Fund hereunder and not to the officer, trustees, directors, or shareholders of the Company or the Acquiring Fund, and in particular that none of the assets of the Acquiring Fund or the Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Fund and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Dryden Municipal Bond Fund, on behalf of the Insured Series, and Dryden National Municipals Fund, Inc., have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

DRYDEN MUNICIPAL BOND FUND,
on behalf of the Insured Series

Attest:		By:
	John P. Schwartz	Name:	Robert F. Gunia
	Assistant Secretary	Title:	Vice President

DRYDEN NATIONAL MUNICIPALS FUND, INC.

Attest:		By:
	John P. Schwartz	Name:	Judy A. Rice
	Assistant Secretary	Title:	President

Exhibit B

PROSPECTUS DATED NOVEMBER 3, 2008

The Prospectus for Dryden National Fund, dated November 3, 2008 and as amended and supplemented to date, is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED AUGUST 31, 2008

The Annual Report to Shareholders of Dryden National Fund for the fiscal year ended August 31, 2008, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

3	Summary

3	The Proposal

3	Shareholder Voting

4	Comparisons of Important Features

4	Investment Objectives and Principal Investment Policies of the Funds

6	Comparison of Other Policies

8	Investment Restrictions

9	Primary Risks of Investing in the Funds

10	Certain Tax Considerations

11	Forms of Organization

11	Management of the Funds

12	Distribution Plan

13	Valuation

14	Frequent Purchases and Redemptions of Fund Shares

15	Purchases, Redemptions, Exchanges and Distributions Dryden Municipal Bond Share Class Designations

17	Fees and Expenses

22	Expense Examples

24	Performance of the Funds

26	Reasons for the Reorganization

27	Information About the Reorganization

27	Closing

27	Expenses Resulting from the Reorganization

27	Certain Federal Tax Consequences of the Reorganization

28	Characteristics of Dryden National Fund Shares and Dryden Municipal Bond Shares

29	Capitalization

31	Voting Information

31	Required Vote

31	How to Vote

32	Revocation of Proxies

32	Solicitation of Voting Instructions

32	Additional Information About the Portfolio Managers and Portfolio Holdings

32	Portfolio Managers

35	Portfolio Holdings

37	Principal Holders of Shares

37	Additional Information

38	Miscellaneous

38	Legal Matters

38	Independent Registered Public Accounting Firm

38	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

38	Shareholder Proposals

38	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus, dated November 3, 2008 and as amended and supplemented to date, for Dryden National Fund (enclosed)

C-1	Exhibit C – Annual Report to Shareholders of Dryden National Fund for the fiscal year ended August 31, 2008 (enclosed)

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

FOR

DRYDEN NATIONAL MUNICIPALS FUND, INC.

Dated January     , 2009

Acquisition of the Assets of the Insured Series of Dryden Municipal Bond Fund
and
Assumption of the Liabilities of the Insured Series of Dryden Municipal Bond Fund

By and in exchange for shares of Dryden National Municipals Fund, Inc.

This Statement of Additional Information (this SAI) relates specifically to the proposed delivery to Dryden National Municipals Fund, Inc. (Dryden National Fund) of all of the assets of the Insured Series (Dryden Insured Fund) of Dryden Municipal Bond Fund (Dryden Municipal Bond), and Dryden National Fund’s assumption of all of the liabilities of Dryden Insured Fund, in exchange for shares of Dryden National Fund (collectively, the Reorganization). Dryden Insured Fund is a series of Dryden Municipal Bond.

This SAI consists of this Cover Page, Dryden National Fund’s Statement of Additional Information, dated November 3, 2008 and as amended and supplemented to date, and the pro forma (unaudited) financial statements for Dryden Insured Fund, Dryden National Fund, and the pro forma Dryden National Fund after giving effect to the Reorganization. The Annual Report to Shareholders of Dryden National Fund (File No. 811-2992) for the fiscal year ended August 31, 2008 was filed with the Securities and Exchange Commission (SEC) on October 30, 2008 and is incorporated by reference into this SAI.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated January [     ], 2009, relating to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to Dryden National Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The SEC maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of Dryden Insured Fund and Dryden National Fund, other materials incorporated by reference herein, and other information regarding Dryden Insured Fund, Dryden Municipal Bond, and Dryden National Fund.

SAI INCORPORATION BY REFERENCE

The Statement of Additional Information for Dryden National Fund, dated November 3, 2008 and as amended and supplemented to date, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value

LONG-TERM INVESTMENTS 98.7%, 102.6%, 101.8%
MUNICIPAL BONDS

Alabama 0.0%, 0.3%, 0.2%

Alabama Spl. Care Facs. Fin. Auth. Rev., Ascension Hlth. Sr. Credit, Ser. D	Aa1	5.00%	11/15/39	—	—	$2,000	$1,907,580	$2,000	$1,907,580
Mobile Indl. Dev. Brd., Pwr. Co. (Mandatory Put Date 3/19/12)	A2	4.75	6/01/34	—	—	1,000	1,029,520	1,000	1,029,520

					—		2,937,100		2,937,100

Alaska 0.0%, 0.3%, 0.2%
Alaska Student Loan Corp. Ed. Ln. Rev., Ser. A-2, A.M.T.	AAA(d)	5.00	6/01/18	—	—	2,000	2,008,660	2,000	2,008,660

Arizona 0.0%, 2.2%, 1.7%

Arizona Hlth. Facs. Auth. Rev., Banner Health, Ser. D
Ser. A	AA-(d)	5.00	1/01/35	—	—	1,500	1,400,130	1,500	1,400,130
Ser. D	AA-(d)	5.50	1/01/38	—	—	2,500	2,449,875	2,500	2,449,875
Maricopa Cnty. Incl. Dev. Auth. Hlth. Facs. Rev., Catholic Healthcare West, Ser. A	A2	5.25	7/01/32	—	—	2,500	2,383,850	2,500	2,383,850
Mcallister Academic Vlg. LLC Rev., Ariz. St. Univ. Hassayampa Rfdg.,	A1	5.000	7/01/38	—	—	1,000	938,150	1,000	938,150
Pima Cnty. Ind. Dev. Auth. Rev., Tucson Elec. Pwr. Co., F.S.A.	Aaa	7.25	7/15/10	—	—	520	523,323	520	523,323
Pima Cnty. Uni. Sch. Dist. No. 1, G.O., F.G.I.C.(f)	A2	7.500	7/01/10	—	—	3,000	3,271,830	3,000	3,271,830
Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev., Ser. A	Aa1	5.000	1/01/38	—	—	3,000	3,049,050	3,000	3,049,050
Tucson Cnty., G.O., Ser. A	Aa3	7.375	7/01/12	—	—	1,100	1,285,229	1,100	1,285,229

					—		15,301,437		15,301,437

California 8.0%, 9.1%, 8.9%

Anaheim Pub. Fin. Auth. Lease Rev., Ser. 641B,
F.S.A., R.I.T.E.S.(h)	Aaa	6.00	9/01/24	—	—	5,500	6,276,765	5,500	6,276,765
Sub-Pub. Impts. Proj., Ser. 641A, F.S.A., R.I.T.E.S.(h)	Aaa	6.00	9/01/16	—	—	6,690	7,688,743	6,690	7,688,743

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Bay Area Toll Auth. Toll Brdg. Rev. San Francisco Bay Area,									—	—
Ser. F	Aa3	5.00%		4/01/31	—	—	$5,000	$5,056,400	$5,000	$5,056,400
Ser. F1	Aa3	5.00		4/01/39	—	—	1,500	1,517,595	1,500	1,517,595
California Hlth. Facs. Fin., Auth. Rev., Cedar-Sinai Med. Ctr.	A2	5.00		11/15/21	$1,000	$1,004,730	—	—	1,000	1,004,730
California Infrastructure & Econ. Dev. Bk. Rev. &
Econ. Dev. Walt Dis. Fam. Musm., Walt & Lilly Dis.	A1	5.25		2/01/38	—	—	3,000	2,955,660	3,000	2,955,660
California Poll. Control Fin. Auth. Solid Waste Disp. Rev.,
Pac. Gas. Poll. Ctl. Rev., F.G.I.C., A.M.T.	A3	4.75		12/01/23	—	—	2,500	2,158,775	2,500	2,158,775
Waste Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(d)	5.00		7/01/27	—	—	1,000	808,490	1,000	808,490
California St.,									—	—
G.O.	A1	5.00		8/01/34	—	—	3,000	2,947,260	3,000	2,947,260
Var. Purp. G.O.	A1	5.00		3/01/27	—	—	7,865	7,918,797	7,865	7,918,797
Var. Purp. G.O.	A1	5.50		3/01/26	—	—	1,000	1,056,050	1,000	1,056,050
Ser. A, G.O., M.B.I.A.	A1	5.25		2/01/27	3,900	3,965,910	5,000	5,084,500	8,900	9,050,410
California Statewide Cmntys. Dev. Auth. Rev., Var. Kaiser C	A+(d)	5.25		8/01/31	—	—	1,000	993,890	1,000	993,890
Elsinore Valley Calif. Mun. Wtr. Dist., Ref. Ser. A, C.O.P., B.H.A.C.	Aaa	5.00		7/01/29	2,500	2,552,450	—	—	2,500	2,552,450
Folsom Cordova Uni. Sch. Dist. Sch. Facs. Impvt. Dist., No. 2, G.O.,
Ser. A, C.A.B.S., M.B.I.A.	A2	5.29	(k)	10/01/21	—	—	60	31,076	60	31,076
Fresno Calif. Swr. Rev., Ser. A, A.G.C.	Aaa	5.00		9/01/33	1,000	1,007,830	2,000	2,015,660	3,000	3,023,490
Golden St. Tobacco Securitization Corp., Tobacco Settlement Rev., C.A.B.S.
Asset Bkd., Ser. A-2 (Converts to 5.30% on 12/1/12)	Baa3	5.10	(k)	6/01/37	—	—	5,000	2,804,150	5,000	2,804,150
Asset Bkd., Ser. A, A.M.B.A.C. (Converts to 4.60% on 6/01/10)	Aa3	4.321	(k)	6/01/23	—	—	500	425,445	500	425,445
Asset Bkd., Ser. B, A.M.B.A.C. (Converts to 4.60% on 6/01/10)	Aa3	4.60	(k)	6/01/23	1,500	1,276,335	—	—	1,500	1,276,335
Loma Linda Hosp. Rev., Loma Linda Univ. Med. Center, Ser. A	Baa1	5.00		12/01/20	—	—	3,000	2,929,950	3,000	2,929,950
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj.,
C.A.B.S., A.M.B.A.C.	Aa3	5.544	%(k)	8/01/25	—	—	2,000	788,060	2,000	788,060
Redondo Beach Unified School Dist., G.O., Election 2008, Ser. A	BBB(d)	4.75		8/01/33	—	—	1,500	1,446,840	1,500	1,446,840

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
San Diego Cnty. Calif. Wtr. Auth. Wtr. Rev.,
Ser. 2008 A, C.O.P., F.S.A.	Aaa	5.00%		5/01/38	$2,500	$2,520,825	—	—	$2,500	$2,520,825
San Francisco Calif City & Cnty., Arpts., Commn. Int’l. Arpt., Rfdg. Second.,
Ser. 34E, A.M.T., F.S.A.	Aaa	5.75		5/01/21	—	—	$3,500	$3,668,980	3,500	3,668,980
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev., Ser. A, C.A.B.S., M.B.I.A.	A2	5.658	(k)	1/15/36	10,000	1,884,400	11,000	2,072,840	21,000	3,957,240
Santa Margarita Dana Point Auth. Impvt. Rev., Dists. 3, 3A, 4, 4A, Ser. B, M.B.I.A.	A2	7.25		8/01/14	—	—	2,000	2,425,960	2,000	2,425,960
University of CA Rev., Unrefunded Bal.-UCLA Med., Ctr., Ser. A, A.M.B.A.C.	Aa3	5.25		5/15/30	850	861,246	—	—	850	861,246

						15,073,726		63,071,886		78,145,612

Colorado 4.2%, 0.9%, 1.6%

Colorado Health. Facs. Auth. Rev., RMK Poudre Valley, Co. Hosp. Ser. A, F.S.A.	Aaa	5.20		3/01/31	2,000	2,007,080	—	—	2,000	2,007,080
Denver City & Cnty. Arpt. Rev. Sys.,
Ser. A, F.G.I.C.	A1	5.00		11/15/25	3,500	3,420,760	6,500	6,352,840	10,000	9,773,600
Ser. B, A.M.T., F.G.I.C.	A1	5.00		11/15/15	2,500	2,496,525	—	—	2,500	2,496,525

						7,924,365		6,352,840		14,277,205

Connecticut 0.0%, 1.4%, 1.1%

Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale Univ. X-3	Aaa	4.85		7/01/37	—	—	2,835	2,857,141	2,835	2,857,141
Connecticut St. Spl. Tax Oblig. Rev., Trans. Infrastructure,
Ser. A (Partially Pre-refunded Date 6/01/08)(b)	Aaa	7.125		6/01/10	—	—	685	721,716	685	721,716
Connecticut St., G.O., Ser. D, (Pre-refunded Date 11/15/11)(b)(h)	Aa3	5.00		11/15/19	—	—	5,710	6,170,569	5,710	6,170,569

						—		9,749,426		9,749,426

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value

District of Columbia 5.8%, 1.3%, 2.3%

District of Columbia Rev., Geo. Washington Univ., Ser. A, M.B.I.A.	A1	5.125%	9/15/31	$2,000	$2,006,360	$2,040	$2,046,487	$4,040	$4,052,847
District of Columbia, G.O.,
Ser. A, E.T.M., M.B.I.A.(b)(f)	A1	6.50	6/01/10	2,905	3,124,066	—	—	2,905	3,124,066
Ser. A, M.B.I.A., Unrefunded Bal. (f)	A1	6.50	6/01/10	3,095	3,304,532	—	—	3,095	3,304,532
Ser. E	Aaa	5.00	6/01/28	2,500	2,552,075	2,500	2,552,075	5,000	5,104,150
Metropolitan Washington DC, Arpt. Auth. Sys., Ser. A,	Aa3	5.25	10/01/27	—	—	1,000	983,390	1,000	983,390
A.M.T., A.M.B.A.C.	Aa3	5.00	10/01/32	—	—	3,725	3,431,209	3,725	3,431,209

					10,987,033		9,013,161		20,000,194

Florida 4.6%, 6.9%, 6.4%

Bayside Impvt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Ser. A	NR	6.30	5/01/18	—	—	445	449,085	445	449,085
Florida Sr. Brd. Ed. Cap. Lottery Rev.,
Ser. B	A2	5.00	7/01/23	—	—	5,185	5,289,114	5,185	5,289,114
Outlay, G.O.	Aa1	9.125	6/01/14	—	—	1,260	1,463,629	1,260	1,463,629
Outlay, Pub. Ed., Ser. C, G.O., F.G.I.C.	Aa1	5.50	6/01/16	—	—	1,000	1,072,000	1,000	1,072,000
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, M.B.I.A.	A1	5.25	7/01/17	—	—	2,950	3,144,258	2,950	3,144,258

Florida St. Dept. of Trans., Right of Way, Rfdg., G.O., Ser. A	Aa1	5.00	7/01/23	—	—	1,500	1,562,070	1,500	1,562,070
Greater Orlando Aviation, Auth. Arpt. Facs. Rev., Ser. A, F.S.A., A.M.T.	Aaa	5.00	10/01/23	—	—	4,240	4,060,350	4,240	4,060,350
Greyhawk Landing Cmnty. Dev. Dist. Rev., Spec. Assmt., Ser. B	NR	6.25	5/01/09	—	—	100	99,833	100	99,833
Highlands Cmnty. Dev. Dist. Rev., Spec. Assmt.	NR	5.55	5/01/36	—	—	500	385,940	500	385,940
Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt,
Ser. A (Pre-refunded Date 11/15/11)(b)	A1	6.00	11/15/31	—	—	1,000	1,111,780	1,000	1,111,780
Adventist Hlth., Ser. B	A1	5.00	11/15/25	—	—	1,615	1,571,815	1,615	1,571,815
Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., M.B.I.A.	Aa3	5.50	10/01/15	—	—	1,000	1,031,450	1,000	1,031,450
Jacksonville Aviation Auth. Rev, A.M.T., A.M.B.A.C.	Aa3	5.00	10/01/26	—	—	1,855	1,737,356	1,855	1,737,356

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Jacksonville Econ. Dev. Cmnty., Hlth. Care Facs. Rev., Mayo Clinic	Aa2	5.00%		11/15/36	$1,500	$1,434,390	$2,500	$2,390,650	$4,000	$3,825,040
Anheuser Busch Proj., Ser. B, A.M.T.	A2	4.75		3/01/47	—	—	1,500	1,194,780	1,500	1,194,780
Jacksonville Elec. Auth. Rev.,
St. Johns Rvr. Pwr. Park Issue 2, Ser. 7, C.A.B.S.	Aa2	3.793	%(k)	10/01/10	—	—	1,000	947,660	1,000	947,660
Jea. Elec. Sys. Rev., Ser. C	Aa3	5.00		10/01/13	—	—	3,750	4,029,563	3,750	4,029,563
Jacksonville Sales Tax Rev., A.M.B.A.C.	Aa3	5.50		10/01/18	—	—	1,000	1,055,340	1,000	1,055,340
Jacksonville Wtr. & Swr. Dev. Rev., United Wtr. Proj., A.M.T., A.M.B.A.C.	Aa3	6.35		8/01/25	—	—	1,500	1,500,885	1,500	1,500,885
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. C, A.M.T., F.S.A.	Aaa	5.25		10/01/26	2,000	1,945,280	3,000	2,917,920	5,000	4,863,200
Miami Dade Cnty. Wtr. & Swr. Rev., Rfdg. Sys., Ser. B	Aaa	5.25		10/01/22	2,000	2,125,060	3,000	3,187,590	5,000	5,312,650
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, A.M.T., M.B.I.A.	A2	5.00		10/01/34	—	—	1,250	1,117,850	1,250	1,117,850
Palm Beach Cnty. Sch. Brd., C.O.P., Ser. A, F.G.I.C.	A1	5.00		8/01/24	—	—	2,150	2,156,472	2,150	2,156,472
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A	NR	5.40		5/01/36	—	—	300	226,359	300	226,359
Polk Cnty. Sch. Dist. Sales Tax Rev.,
Sch. Impvt., F.S.A.	Aaa	5.25		10/01/17	1,580	1,709,054	1,000	1,081,680	2,580	2,790,734
Sch. Impvt., F.S.A.	Aaa	5.25		10/01/18	1,325	1,433,001	1,000	1,081,510	2,325	2,514,511
Reunion West Cmnty. Dev. Dist. Spl. Assmt. Rev.,	NR	6.25		5/01/36	—	—	990	844,361	990	844,361
West Palm Beach Cmnty. Redev. Agy., Northwood-Pleasant Cmnty. Redev.,
Tax Allocation Rev.	A(d)	5.00		3/01/35	—	—	1,000	856,340	1,000	856,340

						8,646,785		47,567,640		56,214,425

Georgia 4.0%, 0.9%, 1.5%

Atlanta. Arpt. Facs. Rev., Ser. A, A.M.B.A.C., E.T.M.(b)	Aa3	6.50		1/01/10	2,000	2,116,600	—	—	2,000	2,116,600
Burke Cnty. Dev. Auth. Pollutn. Ctl. Rev., Oglethorepe Pwr. Vogtle. Proj. B	A3	5.50		1/01/33	—	—	750	754,290	750	754,290
Forsyth Cnty. Sch. Dist. Dev., G.O.	Aa2	6.75		7/01/16	—	—	500	584,390	500	584,390
Fulton Cnty. Sch. Dist., G.O.	Aa2	6.375		5/01/17	—	—	750	909,225	750	909,225
Georgia St. Rd. & Twy. Auth. Rev., Fed. Hwy. Grant Antic Bds, Ser. A	Aaa	5.00		6/01/18	2,000	2,210,840	1,500	1,658,130	3,500	3,868,970
Newnan Hosp. Auth. Rev., M.B.I.A.	A2	5.50		1/01/21	3,185	3,253,668	—	—	3,185	3,253,668
Private Colleges & Univs. Auth. Rev., Emory. Univ., Ser. C	Aa2	5.00		9/01/38	—	—	2,000	2,020,400	2,000	2,020,400

						7,581,108		5,926,435		13,507,543

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value

Guam 0.0%, 0.1%, 0.1%

Guam Govt. Wtrwks. Auth. Rev.	Ba2	6.00%		7/01/25	—	—	$500	$495,460	$500	$495,460

Hawaii 4.3%, 0.0%, 0.9%

Hawaii Dept. Budget & Fin., Hawaiian Elec. Co. Projs., Rev.,
Ser. C, A.M.B.A.C., A.M.T.	Aa3	6.20		11/01/29	$8,000	$8,086,000	—	—	8,000	8,086,000

Idaho 1.0%, 0.0%, 0.2%

Idaho Hsg. & Fin. Assn., Fed. Hwy. Tr., M.B.I.A.	Aa3	5.00		7/15/21	1,750	1,850,818	—	—	1,750	1,850,818

Illinois 11.7%, 3.7%, 5.4%

Chicago Midway Arpt. Rev., Ser. B, M.B.I.A., A.M.T.	A2	5.75		1/01/22	5,000	5,007,200	—	—	5,000	5,007,200
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien,
Ser. A, M.B.I.A.	A1	5.25		1/01/26	4,000	4,028,760	2,000	2,014,380	6,000	6,043,140
Ser. B-1, X.L.C.A.	A1	5.25		1/01/34	—	—	1,975	1,939,549	1,975	1,939,549
Chicago O’Hare Int’l Arpt. Rev., Pass. Facs. Chrg., Ser. B, F.G.I.C.	A1	5.25		1/01/15	1,000	1,067,020	—	—	1,000	1,067,020
Gilberts Special Service Area No. 9 Special Tax,
Big Timber Proj. (Pre-refunded Date 3/01/11)(b)	AAA(d)	7.75		3/01/27	—	—	2,000	2,289,000	2,000	2,289,000
Illinois Ed. Facs. Auth. Student Hsg. Rev.,
Ed. Advancement Fund, Ser. B	Baa3	5.00		5/01/30	—	—	4,000	3,348,040	4,000	3,348,040
Univ. Center Proj. (Pre-refunded Date 5/01/12)(b)	Aaa	6.00		5/01/22	—	—	1,500	1,684,350	1,500	1,684,350
Illinois Fin. Auth. Rev., Northwestern Mem. Hosp.,
Ser. A, (Pre-refunded Date 8/15/14)(b)	Aa2	5.25		8/15/34	—	—	5,000	5,583,800	5,000	5,583,800
Illinois St., Toll Hwy. Auth. Toll Hwy. Rev.,
Ser.A-1, F.S.A.	Aaa	5.00		1/01/24	5,000	5,176,650	—	—	5,000	5,176,650
Illinois St., G.O., F.S.A.	Aaa	5.25		4/01/22	2,500	2,615,325	—	—	2,500	2,615,325
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev.,
McCormick Place Expansion, Ser. A, C.A.B.S., M.B.I.A.	A1	5.908	(k)	12/15/34	10,000	2,463,300	—	—	10,000	2,463,300
McCormick Place Expansion, Ser. A, C.A.B.S., M.B.I.A.	A1	5.925	(k)	12/15/37	7,500	1,608,075	—	—	7,500	1,608,075

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
McCormick Place Expansion, Ser. A, M.B.I.A.	A1	5.25%	6/15/42	—	—	$8,500	$8,595,455	$8,500	$8,595,455

					$21,966,330		25,454,574		47,420,904

Indiana 1.2%, 1.2%, 1.2%

Indiana Mun. Pwr. Agcy. Pwr. Supply Sys. Rev., M.B.I.A.	A1	5.00	1/01/37	—	—	5,000	4,823,500	5,000	4,823,500
Indianapolis Local Public Impt. Arpt. Auth. Rev., Ser. F, A.M.B.A.C., A.M.T.	Aa3	5.00	1/01/36	$2,500	2,224,100	2,500	2,224,100	5,000	4,448,200
Noblesville Ind. Redev. Auth. Econ. Dev. Rev., Lease Rental 146th Str., Extn. A	AA-(d)	5.25	8/01/25	—	—	1,250	1,272,475	1,250	1,272,475

					2,224,100		8,320,075		10,544,175

Kansas 0.0%, 1.5%, 1.2%

Sedgwick & Shawnee Cnty. Sngl. Fam. Hsg. Rev.,
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.70	12/01/27	—	—	1,685	1,728,827	1,685	1,728,827
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.75	6/01/27	—	—	1,635	1,675,090	1,635	1,675,090
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.85	12/01/27	—	—	1,400	1,439,676	1,400	1,439,676
Wyandotte Cnty. Kansas City Unified Gov. Util. Sys. Rev., Rfdg., Ser. 2004, A.M.B.A.C.	Aa3	5.65	9/01/19	—	—	5,000	5,500,300	5,000	5,500,300

					—-		10,343,893		10,343,893

Louisiana 0.8%, 0.3%, 0.4%

New Orleans, G.O., Rfdg., M.B.I.A.	A2	5.25	12/01/22	1,540	1,563,993	2,000	2,031,160	3,540	3,595,153

Maryland 0.0%, 0.5%, 0.4%

Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Medstar Hlth.	A3	5.25	5/15/46	—	—	2,000	1,845,840	2,000	1,845,840
Maryland St. Indl. Dev. Fin. Auth., Synagro Baltimore, Ser. A, Rfdg., A.M.T.	NR	5.25	12/01/13	—	—	600	596,418	600	596,418

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., E.T.M., F.S.A.(b)	Aaa	6.50%		9/01/12	—	—	$970	$1,048,987	$970	$1,048,987

						—		3,491,245		3,491,245

Massachusetts 4.5%, 3.1%, 3.4%

Boston Ind. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., A.M.T.	Aa3	7.375		5/15/15	—	—	895	903,816	895	903,816
Massachusetts Bay Tran. Auth. Sales Tax Rev., Ser. B, M.B.I.A.	Aa2	5.50		7/01/27	$1,325	$1,502,934	—	—	1,325	1,502,934
Massachusetts St. Hlth. & Ed. Facs. Auth. Rev.,
Caritas Christi Obligation, Ser. B	Baa3	6.75		7/01/16	—	—	3,590	3,790,035	3,590	3,790,035
Simmons College, Ser. D, A.M.B.A.C. (Pre-refunded Date 10/01/10)(b)	Aa3	6.05		10/01/20	—	—	1,000	1,089,430	1,000	1,089,430
Univ. Massachusetts Proj.,	NR	5.875		10/01/29	—	—	500	542,940	500	542,940
Ser. A, F.G.I.C. (Pre-refunded Date 10/01/10)(b)(a)	—	—
Valley Region Hlth. System, Ser. C, CONNIE LEE	NR	7.00		7/01/10	—	—	825	884,656	825	884,656
Massachusetts St. Port Auth. Spl. Facs. Rev.,
Bosfuel Proj., A.M.T., F.G.I.C.	A2	5.00		7/01/32	—	—	5,000	4,433,450	5,000	4,433,450
Massachusetts St., G.O.,
Cons. Ln., Ser. C, F.S.A.	Aaa	5.00		8/01/19	2,000	2,172,700	—	—	2,000	2,172,700
Fltg-Cons. Ln., Ser. A, F.G.I.C.	Aa2	2.446	(e)	5/01/37	2,000	1,480,500	3,000	2,220,750	5,000	3,701,250
Ser. B, F.S.A.	Aaa	5.25		9/01/24	3,000	3,323,640	6,000	6,647,279	9,000	9,970,919
Rail Connections, Inc., Rev.,
Route 128, Ser. B, A.C.A.— C.B.I., C.A.B.S. (Pre-refunded Date 7/01/09)(b)	Aaa	3.585	(k)	7/01/21	—	—	2,500	1,158,725	2,500	1,158,725

						8,479,774		21,671,081		30,150,855

Michigan 3.2%, 1.1%, 1.5%

Detroit Wtr. Sup. Sys. Rev., Ser. B, M.B.I.A. (Prerefunded date 7/01/13)(b)	A2	5.25		7/01/32	5,500	6,071,560	—	—	5,500	6,071,560
Michigan Higher Ed. Student Ln. Auth. Rev.,
Student Ln., Ser. XVII-Q, A.M.B.A.C., A.M.T.	Aa3	5.00		3/01/31	—	—	3,000	2,426,370	3,000	2,426,370
Michigan St. Hosp. Fin. Auth. Rev.,
Henry Ford Hlth., Ser. A	A1	5.25		11/15/46	—	—	2,000	1,825,240	2,000	1,825,240
McLaren Healthcare	A1	5.75		5/15/38	—	—	1,000	999,900	1,000	999,900

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Okemos Pub. Sch. Dist., G.O.,
M.B.I.A., C.A.B.S.	A1	4.327	%(k)	5/01/12	—	—	$1,100	$969,903	$1,100	$969,903
M.B.I.A., C.A.B.S.	A1	4.457	(k)	5/01/13	—	—	1,000	845,790	1,000	845,790
Wyandotte Elec. Rev., M.B.I.A.	A2	6.25		10/01/08	—	—	450	451,584	450	451,584

						$6,071,560		7,518,787		13,590,347

Minnesota 0.0%, 0.3%, 0.3%

Minnesota Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. I, A.M.T.	Aa1	5.80		1/01/19	—	—	2,305	2,325,491	2,305	2,325,491

Missouri 0.8%, 0.2%, 0.4%

Clay Cnty. MO. Pub. Sch. Dist.
No. 53, Liberty Sch. Bldg., MO. Direct. Dep. Prog., G.O.	AA+(d)	5.00		3/01/27	$1,500	1,550,445	1,500	1,550,445	3,000	3,100,890

New Hampshire 0.0%, 0.7%, 0.6%

Manchester Hsg. & Redev. Auth. Rev., Ser. B, C.A.B.S., A.C.A.	Baa3	6.29	(k)	1/01/24	—	—	4,740	1,707,064	4,740	1,707,064
New Hampshire Hlth. & Ed.
Facs. Auth. Rev., New Hampshire College Issue, (Pre-refunded Date 1/01/11)(b)	BBB(d)	7.50		1/01/31	—	—	3,000	3,376,410	3,000	3,376,410

						—		5,083,474		5,083,474

New Jersey 4.5%, 9.0%, 8.0%

Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev., Altantic City Elec. Co., Ser. A, M.B.I.A.(f)	A2	6.80		3/01/21	—	—	2,615	3,125,448	2,615	3,125,448
Clearview Reg. High Sch. Dist., G.O., F.G.I.C.(f)	NR	5.375		8/01/15	—	—	1,205	1,310,895	1,205	1,310,895
Jackson Twnshp. Sch. Dist.,
G.O., F.G.I.C.	NR	6.60		6/01/10	—	—	1,600	1,704,208	1,600	1,704,208
G.O., F.G.I.C.	NR	6.60		6/01/11	—	—	1,600	1,749,824	1,600	1,749,824
Jersey City Swr. Auth., Rev.,
A.M.B.A.C.	Aa3	6.00		1/01/10	2,585	2,717,326	—	—	2,585	2,717,326
A.M.B.A.C.	Aa3	6.25		1/01/14	4,255	4,675,564	—	—	4,255	4,675,564
New Jersey Econ. Dev. Auth. Rev.,

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Cigarette Tax	Baa2	5.625%		6/15/19	—	—	$1,750	$1,714,528	$1,750	$1,714,528
Cigarette Tax	Baa2	5.75		6/15/34	—	—	1,750	1,624,315	1,750	1,624,315
First Mtge.—Franciscan Oaks	AA(d)	5.70		10/01/17	—	—	2,040	1,990,795	2,040	1,990,795
First Mtge.—Keswick Pines	AA(d)	5.75		1/01/24	—	—	1,750	1,629,215	1,750	1,629,215
Masonic Charity Fdn. Proj.	A-(d)	5.875		6/01/18	—	—	250	261,425	250	261,425
Masonic Charity Fdn. Proj.	A-(d)	6.00		6/01/25	—	—	1,150	1,193,114	1,150	1,193,114
Trans. Proj. Sublease, Ser. A, Rfdg.	A1	5.00		5/01/19	—	—	3,725	3,967,088	3,725	3,967,088
New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
Atlantic City Med., Unrefunded Balance	A2	6.25		7/01/17	—	—	2,185	2,345,335	2,185	2,345,335
Atlantic City Med. Ctr. (Pre-refunded Date 7/1/12)(b)	A2	6.25		7/01/17	—	—	1,740	1,965,782	1,740	1,965,782
St. Peter’s Univ. Hosp., Ser. A	Baa2	6.875		7/01/30	—	—	3,750	3,809,175	3,750	3,809,175
South Jersey Hosp. (Pre-refunded Date 7/01/12)(b)	A3	6.00		7/01/26	—	—	2,565	2,862,668	2,565	2,862,668
South Jersey Hosp. (Pre-refunded Date 7/01/12)(b)	A3	6.00		7/01/32	—	—	2,000	2,232,100	2,000	2,232,100
St. Joseph’s Hosp. & Med. Ctr., Ser. A, CONNIE LEE, A.M.B.A.C.	AA(d)	5.70		7/01/11	—	—	1,655	1,655,348	1,655	1,655,348
New Jersey St. Hwy. Auth. Garden St. Pkwy., Gen. Rev., E.T.M.(b)	A1	6.20		1/01/10	—	—	2,210	2,284,322	2,210	2,284,322
New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs.,
Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.15% on 1/1/15)	Aa3	4.381	(k)	1/01/35	$1,500	$1,090,200	1,500	1,090,200	3,000	2,180,400
Ser. A, M.B.I.A., Unrefunded Balance	A2	5.75		1/01/18	—	—	1,465	1,500,893	1,465	1,500,893
New Jersey St. Trans. Trust Fund
Ser. A	A1	5.50		12/15/23	—	—	6,000	6,615,779	6,000	6,615,779
Ser. B, M.B.I.A.(h)	Aaa	6.50		6/15/11	—	—	1,310	1,455,547	1,310	1,455,547
Ser. B, M.B.I.A., E.T.M.(b)(h)	Aaa	6.50		6/15/11	—	—	6,190	6,877,736	6,190	6,877,736
Rutgers—The St. Univ. of New Jersey, Rev., Ser. A	Aa3	6.40		5/01/13	—	—	1,720	1,878,739	1,720	1,878,739
Tobacco Settlement Fin. Corp. Rev., Asset Bkd.
(Pre-refunded Date 6/1/12)(b)	Aaa	6.00		6/01/37	—	—	400	448,192	400	448,192
(Pre-refunded Date 6/1/12)(b)	Aaa	6.125		6/01/42	—	—	2,000	2,249,840	2,000	2,249,840
Ser. 1A	Baa3	5.00		6/01/41	—	—	4,000	2,847,960	4,000	2,847,960
						8,483,090		62,390,471		70,873,561

New Mexico 0.0%, 0.9%, 0.7%

New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge.

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Ser. A, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	Aaa	5.50%	7/01/36	—	—	$1,750	$1,783,093	$1,750	$1,783,093
Ser. B, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	4.75	7/01/35	—	—	2,555	2,547,028	2,555	2,547,028
Ser. C-2, G.N.M.A., F.N.M.A., A.M.T.	AAA(d)	6.15	3/01/32	—	—	635	656,050	635	656,050
Ser. E, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	5.50	7/01/35	—	—	1,550	1,578,954	1,550	1,578,954
					—		6,565,125		6,565,125

NewYork 9.5%, 19.5%, 17.4%

Brookhaven Ind. Dev. Agcy. Civic Fac. Rev., Mem. Hosp. Med. Ctr., Inc.,
Ser. A, (Pre-refunded Date 11/15/10)(b)	NR	8.125	11/15/20	—	—	500	563,680	500	563,680
Dutchess Cnty. Ind. Dev. Agcy. Civic Fac. Rfdg., Rev.,
Bard Coll. (Pre-refunded Date 8/01/10)(b)	A3	5.75	8/01/30	—	—	3,500	3,775,275	3,500	3,775,275
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj.,
F.S.A.	Aaa	5.75	5/01/19	—	—	1,250	1,345,175	1,250	1,345,175
F.S.A.	Aaa	5.75	5/01/21	$2,750	$2,959,385	—-	—-	2,750	2,959,385
F.S.A.	Aaa	5.75	5/01/23	—	—	3,030	3,234,828	3,030	3,234,828
F.S.A.	Aaa	5.75	5/01/24	—	—	9,765	10,132,847	9,765	10,132,847
Islip Res. Rec. Agcy., Rev., Ser. B, A.M.B.A.C., A.M.T.	Aa3	7.20	7/01/10	1,750	1,866,848	1,745	1,861,514	3,495	3,728,362
Metropolitan Trans. Auth., Rev. Svc. Contract,
Ser. A, M.B.I.A.	A1	5.50	7/01/20	—	—	3,000	3,201,390	3,000	3,201,390
Ser. B, M.B.I.A.	A1	5.50	7/01/19	5,000	5,252,350	—-	—-	5,000	5,252,350
Ser. B, M.B.I.A.	A1	5.50	7/01/23	7,285	7,685,821	5,000	5,275,100	12,285	12,960,921
Monroe Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Rfdg. Highland Hosp. Rochester	Baa1	5.00	8/01/22	—	—	2,000	1,928,760	2,000	1,928,760
New York City Ind. Dev. Agcy. Spec. Fac. Rev.,
Terminal One Group Assn. Proj., A.M.T. (Mandatory Put Date 1/1/16)	A3	5.50	1/01/24	—	—	1,500	1,483,050	1,500	1,483,050
New York City Mun. Wtr. Fin. Auth., Rev., Unrfdg. Balance, Ser. B	Aa2	6.00	6/15/33	—	—	985	1,055,753	985	1,055,753
New York City Trans. Cultural Res. Rev., Rfdg., Museum Modern Art—1A	Aa2	5.00	4/01/31	—	—	2,500	2,551,550	2,500	2,551,550
New York City Trans. Fin. Auth. Rev., Sub-Future Tax Sec.,
Ser. A (Converts to 14% on 11/1/11)	Aa1	5.50	11/01/26	—	—	2,650	2,844,033	2,650	2,844,033

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Ser. B	Aa2	4.75%		11/01/27	—	—	$5,000	$5,081,450	$5,000	$5,081,450
Ser. B	Aa1	5.25		2/01/29	—	—	2,500	2,629,750	2,500	2,629,750
New York City, G.O.,
Ser. A, Unrefunded Balance	Aa3	6.00		5/15/30	—	—	10	10,483	10	10,483
Ser. A (Pre-refunded Date 5/15/10)(b)	Aa3	6.00		5/15/30	—	—	100	107,678	100	107,678
Ser. A-1	Aa3	5.25		8/15/27	—	—	5,000	5,200,500	5,000	5,200,500
Ser. E	Aa3	5.00		8/01/17	—	—	6,000	6,512,460	6,000	6,512,460
Ser. J	Aa3	5.00		6/01/27	—	—	5,130	5,205,360	5,130	5,205,360
New York Liberty Dev. Corp. Rev., National Sports Museum Proj. A	NR	6.125		2/15/19	—	—	750	663,698	750	663,698
New York St. Dorm. Auth. Rev.,
City Univ. Sys Cons., Ser. B	A1	6.00		7/01/14	—	—	3,000	3,265,230	3,000	3,265,230
City Univ. Sys Cons., Ser. D, E.T.M.(b)	A1	7.00		7/01/09	—	—	275	285,456	275	285,456
Lease Rev., Ser. B (Mandatory Put Date 7/01/13)	Aa3	5.25		7/01/29	—	—	3,000	3,251,130	3,000	3,251,130
Mental Hlth. Svcs. Facs. Impvt., Ser. B	A1	6.50		8/15/11	—	—	3,000	3,329,070	3,000	3,329,070
Non-State Supported Debt. Columbia Univ.	Aaa	5.00		7/01/38	—	—	1,675	1,711,465	1,675	1,711,465
Non-State Supported Debt. Mem. Sloan Kettering Sub., Ser. A1	Aa2	4.50		7/01/35	—	—	5,000	4,738,600	5,000	4,738,600
Rochester Inst. Tech., Ser. A, A.M.B.A.C.	Aa3	5.25		7/01/21	—	—	2,000	2,159,160	2,000	2,159,160
Rochester Inst. Tech., Ser. A, A.M.B.A.C.	Aa3	5.25		7/01/20	—	—	2,100	2,282,448	2,100	2,282,448
Rochester Inst. Tech., Ser. B (Mandatory Put Date 7/01/13)	A1	5.25		11/15/23	—	—	3,000	3,212,130	3,000	3,212,130
New York St. Engy. Res. & Dev. Auth. Rev.,
Bklyn. Union Gas, Keyspan, Ser. A, F.G.I.C., A.M.T.	A(d)	4.70		2/01/24	—	—	2,000	1,860,200	2,000	1,860,200
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin.,
Ser. B	Aaa	5.50		10/15/23	—	—	3,750	4,300,650	3,750	4,300,650
Ser. E(f)	Aaa	6.50		6/15/14	—	—	35	35,127	35	35,127
Wtr.Proj.	Aaa	5.00		6/15/34	—	—	2,000	2,021,900	2,000	2,021,900
Wtr. Proj., Ser. K	Aaa	5.25		6/15/22	—	—	3,000	3,160,860	3,000	3,160,860
New York St. Hsg. Fin. Agcy. Rev., St. Univ. Constr., Ser. A, E.T.M.(b)	A1	8.00		5/01/11	—	—	2,540	2,740,660	2,540	2,740,660
New York St. Local Gov’t. Assist. Corp. Rev., C.A.B.S.,
Ser. C	Aa3	3.791	(k)	4/01/14	—	—	5,882	4,838,474	5,882	4,838,474
Ser. E	Aa3	6.00		4/01/14	—	—	3,000	3,333,360	3,000	3,333,360
New York St. Mun. Bond. Bank Agcy. Rev., Special Sch. Supply,

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Ser. C	A+(d)	5.25%	6/01/22	—	—	$3,200	$3,302,880	$3,200	$3,302,880
Ser. C1	A+(d)	5.25	12/01/22	—	—	3,595	3,710,579	3,595	3,710,579
New York St. Twy. Auth. Rev., Second Gen. Hwy. & Brdg. Trans. Fd., Ser. B	AA(d)	5.00	4/01/21	—	—	2,500	2,639,425	2,500	2,639,425
Port Auth. of New York & New Jersey Cons. Rev.,
Ser. 127, A.M.B.A.C., A.M.T.	Aa3	5.50	12/15/15	—	—	3,000	3,125,820	3,000	3,125,820
Ser. 135	Aa3	5.00	3/15/39	—	—	5,380	5,439,826	5,380	5,439,826
Triborough Bridge & Tunnel Auth., New York Rev., Ser. C	Aa2	5.00	11/15/33	—	—	5,000	5,083,650	5,000	5,083,650
					$17,764,404		134,492,434		152,256,838

North Carolina 0.0%, 2.6%, 2.0%

Cape Fear Pub. Util. Auth. Wtr. & Swr. Sys. Rev.,	Aa3	5.00	8/01/31	—	—	2,000	2,034,360	2,000	2,034,360
Charlotte Arpt. Rev., Ser. B, A.M.T., M.B.I.A.	A1	6.00	7/01/24	—	—	1,000	1,015,070	1,000	1,015,070
Charlotte Mecklenburg Hosp. Auth. Hlth. Care Sys. Rev., Rfdg., Carolinas Healthcare, Ser. A	Aa3	5.00	1/15/39	—	—	2,000	1,909,780	2,000	1,909,780
Charlotte Storm Wtr. Fee Rev. (Pre-refunded Date 6/01/10)(b)	Aa2	6.00	6/01/25	—	—	500	538,720	500	538,720
North Carolina Eastern Mun. Powr. Agcy., Powr. Sys. Rev., A.M.B.A.C.	Aa3	6.00	1/01/18	—	—	1,000	1,098,870	1,000	1,098,870
Ser. A (Pre-refunded Date 1/01/22)(b)	Aaa	6.00	1/01/26	—	—	650	770,718	650	770,718
Ser. A, E.T.M.(b)	Aaa	6.50	1/01/18	—	—	2,635	3,212,961	2,635	3,212,961
Ser. A, E.T.M.(b)	Baa1	6.40	1/01/21	—	—	1,000	1,194,590	1,000	1,194,590
Ser. A, M.B.I.A., Unrefunded Balance	A2	6.50	1/01/18	—	—	1,005	1,142,022	1,005	1,142,022
North Carolina Hsg. Fin. Agcy. Rev., Home Ownership, Ser. 6A, A.M.T.	Aa2	6.20	1/01/29	—	—	415	422,366	415	422,366
North Carolina Mun. Powr. Agcy. Rev., No. 1 Catawba Elec.,
M.B.I.A.	A2	6.00	1/01/10	—	—	1,250	1,302,150	1,250	1,302,150
Ser. A	A2	5.25	1/01/20	—	—	1,000	1,044,970	1,000	1,044,970
Piedmont Triad Arpt. Auth. Rev., Ser. B, A.M.T., F.S.A.	Aaa	6.00	7/01/21	—	—	1,000	1,015,160	1,000	1,015,160
Pitt Cnty. Rev., Mem. Hosp., E.T.M.(b)	Aaa	5.25	12/01/21	—	—	1,000	1,074,030	1,000	1,074,030
					—		17,775,767		17,775,767

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
North Dakota 0.0%, 1.5%, 1.1%

Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C.	Aa3	7.20%		6/30/13	—	—	$9,000	$10,055,610	$9,000	$10,055,610

Ohio 0.0%, 3.3%, 2.6%

American Mun. Pwr., Inc., Ser. A	Aa3	5.00		2/01/13	—	—	2,500	2,524,675	2,500	2,524,675
Buckeye Ohio Tob. Settlement, Asset Bkd. Sr. Turbo, Ser. A-2	Baa3	5.875		6/01/47	—	—	1,000	811,960	1,000	811,960
Ser. A.	Baa3	6.500		6/01/47	—	—	4,250	3,779,993	4,250	3,779,993
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A. (Pre-refunded Date 1/01/15)(b)	AA(d)	7.625		1/01/22	—	—	1,470	1,763,824	1,470	1,763,824
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa2	7.50		1/01/30	—	—	5,000	5,285,699	5,000	5,285,699
Hamilton Cnty. Sales Tax Rev., Sub., Ser. B, A.M.B.A.C., C.A.B.S.	Aa3	4.90	(k)	12/01/20	—	—	2,000	1,109,000	2,000	1,109,000
Hilliard Sch. Dist. Sch. Impvt., G.O., C.A.B.S., F.G.I.C.	Aa2	4.83	(k)	12/01/19	—	—	1,720	1,027,614	1,720	1,027,614
Lucas Cnty. Hlth. Care Facs. Rev., Sunset Retirement Impvt., Ser. A, Rfdg.	NR	6.625		8/15/30	—	—	1,000	1,022,750	1,000	1,022,750
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare Group, Ser. B, A.M.B.A.C.	Aa3	5.00		11/15/21	—	—	3,935	3,880,106	3,935	3,880,106
Ohio St. Higher Ed. Facility Cmnty. Rev., Case Western Reserve Univ., Ser. B	A1	6.50		10/01/20	—	—	750	887,265	750	887,265
Richland Cnty. Hosp. Facs. Rev., Medcentral Hlth. Systems,
Ser. B (Pre-refunded Date 11/15/10)(b)	A-(d)	6.375		11/15/22	—	—	665	727,038	665	727,038
Ser. B, Unrefunded Balance	A-(d)	6.375		11/15/22	—	—	335	345,027	335	345,027
						—		23,164,951		23,164,951

Oklahoma 2.3%, 0.3%, 0.7%

Oklahoma City Arpt. Trust, Jr. Lien Rev.,
Ser. 24, A.M.B.A.C., A.M.T.	Aa3	5.75		2/01/18	$2,620	$2,621,546	—	—	2,620	2,621,546
Ser. 29B, Rfdg., A.M.B.A.C.	Aa3	5.00		7/01/21	1,690	1,735,444	—	—	1,690	1,735,444
Oklahoma Hsg. Fin. Agcy. Rev., Home Ownership,

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Ser. B-1, G.N.M.A., F.N.M.A., A.M.T.	Aaa	4.875%	9/01/33	—	—	$2,185	$2,225,794	$2,185	$2,225,794
					$4,356,990		2,225,794		6,582,784

Pennsylvania 5.9%, 8.7%, 8.1%

Allegheny Cnty. Hosp. Dev. Rev.,.
Univ. Pittsburgh Med. Cent., Ser. B	Aa3	5.00	6/15/18	—	—	1,500	1,554,090	1,500	1,554,090
Allegheny Cnty. San. Auth. Swr. Rev.,
M.B.I.A. (Pre-refunded Date 12/01/10)(b)	A2	5.50	12/01/20	—	—	2,500	2,695,625	2,500	2,695,625
M.B.I.A., Unrefunded Balance	A2	5.50	12/01/30	—	—	460	474,338	460	474,338
Armstrong Cnty., G.O., M.B.I.A.	A2	5.40	6/01/31	—	—	2,000	2,030,860	2,000	2,030,860
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr. Proj., M.B.I.A.	Aa3	5.70	10/01/14	—	—	1,250	1,347,650	1,250	1,347,650
Bucks Cnty. Wtr. & Swr. Auth. Rev., Ser. A, A.M.B.A.C.	Aa3	5.375	6/01/16	—	—	1,080	1,155,730	1,080	1,155,730
Canon McMillan Sch. Dist., G.O., Ser. B, F.G.I.C.(f)	A(d)	5.50	12/01/29	—	—	3,000	3,060,300	3,000	3,060,300
Delaware Cnty. Auth. Rev., Dunwoody Vlge. Proj. (Pre-refunded Date 4/01/10)(b)	BBB(d)	6.25	4/01/30			1,000	1,061,740	1,000	1,061,740
Delaware River Port Auth. Rev., PA & NJ Port Dist. Proj.,
Ser. B, F.S.A.	Aaa	5.625	1/01/26	—	—	5,000	5,125,649	5,000	5,125,649
Ser. B, F.S.A.	Aaa	5.70	1/01/22	—	—	1,000	1,027,740	1,000	1,027,740
Erie Parking Auth. Facs. Rev. Gtd., F.S.A. (Pre-refunded Date 09/01/13)(b)	Aaa	5.00	9/01/26	—	—	70	76,916	70	76,916
Lancaster Cnty. Hosp. Auth. Rev.,
Gen. Hosp. Proj. (Pre-refunded Date 9/15/13)(b)	NR	5.50	3/15/26	—	—	1,500	1,674,090	1,500	1,674,090
Garden Spot Vlge. Proj., Ser. A (Pre-refunded Date 5/1/10)	NR	7.625	5/01/31	—	—	1,000	1,099,060	1,000	1,099,060
Lebanon Cnty. Hlth. Facs. Auth. Rev., Good Samaritan Hosp. Proj.	Baa2	6.00	11/15/35	—	—	1,000	994,580	1,000	994,580
Monroe Cnty. Hosp. Auth. Rev.,
Pocono Med. Center (Pre-refunded Date 1/01/14)(b)	NR	6.00	1/01/43	—	—	2,500	2,851,450	2,500	2,851,450
Northampton Cnty. Higher Ed. Auth. Rev., Moravian Coll., A.M.B.A.C.	Aa3	6.25	7/01/11	—	—	2,195	2,311,116	2,195	2,311,116
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Rfdg., Colver Proj.,

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Ser. F, A.M.B.A.C., A.M.T.	Aa3	4.625%		12/01/18	$1,250	$1,158,925	$2,250	$2,086,065	$3,500	$3,244,990
Ser. F, A.M.B.A.C., A.M.T.	Aa3	5.00		12/01/15	2,500	2,479,575	500	495,915	3,000	2,975,490
Pennsylvania St. Ind. Dev. Auth. Rev.,
Econ. Dev., A.M.B.A.C.	Aa3	5.50		7/01/17	5,000	5,416,700	4,000	4,333,359	9,000	9,750,059
Econ. Dev., A.M.B.A.C.	Aa3	5.50		7/01/20	—	—	2,750	2,932,078	2,750	2,932,078
Pennsylvania St. Tpke. Comn. Rev.,
Oil Franchise Tax Rev., Ser. A, A.M.B.A.C., E.T.M.(b)	Aa3	5.25		12/01/18	—	—	1,435	1,458,003	1,435	1,458,003
Philadelphia Auth. Indl. Dev. Rev.,
Please Touch Museum Proj.	BBB-(d)	5.25		9/01/31	—	—	1,000	879,940	1,000	879,940
Ser. B, F.S.A. (Pre-refunded Date 10/1/11)(b)	Aaa	5.50		10/01/18	—	—	2,000	2,194,520	2,000	2,194,520
Philadelphia Hosps. & Higher Ed. Facs., Auth. Hosp. Rev., Grad. Hlth. Sys., C.A.B.S. (cost $1,820,479; purchased 4/25/96-7/2/98)(c)(g)(i)	NR	7.25		7/01/18	—	—	1,803	18	1,803	18
Philadelphia Parking Auth. Rev., Arpt., F.S.A.	Aaa	5.625		9/01/19	—	—	2,500	2,595,375	2,500	2,595,375
Philadelphia Wtr. & Swr. Rev., Wtr. Util. Impvt., Ser. A, F.S.A.	Aaa	5.25		7/01/20	2,000	2,130,320	—	—	2,000	2,130,320
Philadelphia Wtr. & Wste. Wtr. Rev., Ser. A, F.S.A.	Aaa	5.25		7/01/19	—	—	2,000	2,147,560	2,000	2,147,560
Pittsburgh Urban Redev. Auth., Mtge. Rev., F.H.A. Mtgs.,
G.N.M.A., F.N.M.A., Ser. A, A.M.T.	Aa1	6.25		10/01/28	—	—	820	830,824	820	830,824
Pittsburgh Urban Redev. Auth., Wtr. & Swr. Sys. Rev.,
Ser. A, F.G.I.C., E.T.M.(b)	NR	6.50		9/01/13	—	—	1,780	2,001,468	1,780	2,001,468
Unrefunded Bal. Rfdg., Ser. A, F.G.I.C.	NR	6.50		9/01/13	—	—	2,220	2,418,646	2,220	2,418,646
Schuylkill Cnty. Ind. Dev. Auth. Rev.,
Pine Grove Landfill, Inc., A.M.T. (Mandatory Put Date 4/01/09)	BBB(d)	5.10		10/01/19	—	—	1,000	1,003,350	1,000	1,003,350
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev.,
A.M.B.A.C., C.A.B.S., E.T.M.(b)	Aa3	3.722	(k)	11/01/12	—	—	1,035	910,220	1,035	910,220
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley Hosp.	A3	6.25		6/01/22	—	—	2,400	2,501,688	2,400	2,501,688
Westmoreland Cnty. Ind. Dev. Agcy. Rev., Gtd.,
Valley Landfill Proj., A.M.T. (Mandatory Put Date 5/01/09)	BBB(d)	5.10		5/01/18	—	—	3,000	3,011,400	3,000	3,011,400
						11,185,520		60,341,363		71,526,883

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Puerto Rico 0.0%, 4.3%, 3.4%

Puerto Rico Comnwlth., G.O., Linked B.P.O., A.M.B.A.C.—T.C.R.S.	Aa3	7.00%	7/01/10	—	—	$11,530	$12,365,694	$11,530	$12,365,694
M.B.I.A.-I.B.C.	A2	7.00	7/01/10	—	—	1,970	2,091,667	1,970	2,091,667
Ser. A, Unrefunded Bal. Pub. Impt.	Baa3	5.25	7/01/30	—	—	1,095	1,090,686	1,095	1,090,686
Puerto Rico Comnwlth., G.O., Govt. Dev. Bank, Ser. C, A.M.T.	Baa3	5.25	1/01/15	—	—	1,000	1,020,990	1,000	1,020,990
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Rfdg., Ser. CC	Baa2	5.50	7/01/28	—	—	2,500	2,588,800	2,500	2,588,800
Ser. G, F.G.I.C.	Baa3	5.25	7/01/18	—	—	2,250	2,270,385	2,250	2,270,385
Ser. J (Pre-refunded Date 7/01/14)(b)	Baa3	5.50	7/01/23	—	—	1,320	1,473,014	1,320	1,473,014
Ser. K	Baa3	5.00	7/01/14	—	—	2,000	2,058,480	2,000	2,058,480
Puerto Rico Elec. Pwr. Auth. Pwr. Rev., Ser. TT	A3	5.00	7/01/22	—	—	1,250	1,237,613	1,250	1,237,613
Puerto Rico Mun. Fin. Agcy., G.O.	Baa3	5.00	8/01/12	—	—	1,000	1,032,710	1,000	1,032,710
Puerto Rico Pub. Bldg. Auth. Rev., Gtd. Rfdg., Govt. Facs., Ser. N	Baa3	5.50	7/01/19	—	—	2,500	2,567,575	2,500	2,567,575
					—		29,797,614		29,797,614

Rhode Island 0.0%, 0.7%, 0.6%

Rhode Island Hlth. & Ed. Bldg. Corp. Higher Ed. Fac. Rev., Brown Univ.	Aa1	5.00	9/01/37	—	—	5,000	5,057,800	5,000	5,057,800

South Carolina 4.5%, 1.1%, 1.9%

Charleston Wtr. Works & Swr. Rev., E.T.M.(b)	Aaa	10.375	1/01/10	—	—	2,385	2,541,504	2,385	2,541,504
Lexington Wtr. & Swr., Rev., Ser. A, M.B.I.A.	A2	5.75	4/01/20	$4,180	$4,387,453	—	—	4,180	4,387,453
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. & Impvt., Palmetto Hlth. Ser. A, F.S.A.	Aaa	4.75	8/01/31	1,000	950,380	2,000	1,900,760	3,000	2,851,140
Ser. C (Pre-refunded Date 8/1/13)(b)	Baa1	6.875	8/01/27	—	—	345	404,554	345	404,554
Ser. C (Pre-refunded Date 8/1/13)(b)	Baa1	6.875	8/01/27	—	—	2,655	3,123,926	2,655	3,123,926
South Carolina St. Pub. Svc. Auth. Rev., Ser. A, A.M.B.A.C.	Aa2	5.00	1/01/21	3,000	3,139,260	—	—	3,000	3,139,260
					8,477,093		7,970,744		16,447,837

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value

South Dakota 0.0%, 0.1%, 0.1%

Ed. Enhancement Fin. Fdg. Corp. Rev., Tobacco, Ser. B	Baa3	6.50%		6/01/32	—	—	$1,000	$982,660	$1,000	$982,660

Tennessee 0.0%, 1.8%, 1.4%

Bristol Hlth. & Ed. Facility Rev., Bristol Mem. Hosp., F.G.I.C., E.T.M.(b)	NR	6.75		9/01/10	—	—	5,000	5,228,800	5,000	5,228,800
Knox Cnty. Tenn. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs. Covenant Hlth. Rev., Rdfg., & Impt. Ser. A, C.A.B.S.	A-(d)	5.07	(k)	1/01/35	—	—	1,000	186,480	1,000	186,480
Univ. Hlth. Sys., Inc.	BBB+(d)	5.25		4/01/27	—	—	1,000	951,850	1,000	951,850
Shelby Cnty. Hlth. Ed. & Hsg. Facility Brd. Hosp. Rev., Methodist Hlth. Care (Pre-refunded Date 9/01/12)(b)	AAA(d)	6.50		9/01/26	—	—	940	1,077,174	940	1,077,174
Methodist Hlth. Care (Pre-refunded Date 9/01/12)(b)	AAA(d)	6.50		9/01/26	—	—	560	641,721	560	641,721
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	A2	5.00		2/01/18	—	—	2,000	1,950,940	2,000	1,950,940
Tennessee Hsg. Dev. Agcy. Rev., Homeownership Program, A.M.T.	Aa2	5.00		7/01/34	—	—	2,120	2,137,914	2,120	2,137,914
						—		12,174,879		12,174,879

Texas 10.0%, 6.7%, 7.4%

Austin Elec. Util. Sys. Rev., Rfdg., Ser. A , A.M.B.A.C	Aa3	5.00		11/15/22	—	—	4,610	4,718,750	4,610	4,718,750
Brazos River Auth. Poll. Control Rev., TXU Energy Co. LLC Proj., A.M.T.	Caa1	5.40		5/01/29	—	—	1,500	1,060,740	1,500	1,060,740
TXU Energy Co. LLC Proj., Ser. D (Mandatory Put Date 10/01/14)	Caa1	5.40		10/01/29	—	—	1,000	863,040	1,000	863,040
Brazos River Auth. Rev., Houston Inds., Inc., Proj. B, A.M.B.A.C.	Aa3	5.125		11/01/20	—	—	3,500	3,581,900	3,500	3,581,900
Corpus Christi Util., Sys. Rev., Ser. A, F.S.A. (Prerefunded Date 7/15/10)(b)	Aaa	6.00		7/15/19	$2,255	$2,414,654	—	—	2,255	2,414,654
(Prerefunded Date 7/15/10)(b)	Aaa	6.00		7/15/20	3,450	3,694,260	—	—	3,450	3,694,260

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Dallas Tex. Area Rapid Tran. Sales Tax Rev., Sr. Lien	Aa3	4.75%	12/01/30	$1,000	$977,090	$1,975	$1,929,753	$2,975	$2,906,843
Harris Cnty. Cultural Edu. Facs. Fin. Corp. Rev., Methodist Hosp. Sys., Ser. B	AA(d)	5.50	12/01/18	—	—	1,000	1,075,560	1,000	1,075,560
Houston Arpt. Sys. Rev., E.T.M.(b)	AAA(d)	7.20	7/01/13	2,145	2,416,171	—	—	2,145	2,416,171
Houston Texas Higher Edu. Fin. Corp. Higher Edu. Rev., Rice Univ. Proj., Ser. B	Aaa	4.75	11/15/33	2,000	1,956,700	3,000	2,935,050	5,000	4,891,750
Katy. Tex. Indpt. Sch. Dist. Sch. Bldg. G.O., Ser. C, P.S.F.-Gtd.	Aaa	5.00	2/15/38	1,000	1,000,720	1,420	1,421,022	2,420	2,421,742
Lower Colo. Riv. Auth. Tex Rev., Rfdg.	A1	5.75	5/15/28	—	—	3,205	3,345,924	3,205	3,345,924
Lower Colo. Riv. Auth. Tex Rev., Rfdg., Transmission Contract Rev., B.H.A.C.	Aaa	5.25	5/15/28	2,000	2,079,460	—	—	2,000	2,079,460
North Tex. Twy. Auth. Rev., Rfdg., Sys., First Tier., Ser. A	A2	5.75	1/01/40	—	—	1,500	1,469,985	1,500	1,469,985
Second Tier, Ser. F	A3	5.75	1/01/38	—	—	2,500	2,410,650	2,500	2,410,650
Pflugerville Tex. Indpt. Sch. Dist. Sch. Bldg., G.O., P.S.F.-Gtd.	Aaa	5.00	2/15/33	2,500	2,510,225	2,500	2,510,225	5,000	5,020,450
Port Houston Auth. Rev., Tex. Harris Cnty., G.O., Rfdg., Ser. A, A.M.T.	Aa1	6.125	10/01/33	—	—	1,000	1,055,770	1,000	1,055,770
Sabine River Auth. Poll Control Rev., TXU Energy Co. LLC Proj., Ser. B	Caa1	6.15	8/01/22	—	—	1,000	817,250	1,000	817,250
San Antonio Elec. & Gas Sys.,	Aa1	5.00	2/01/29	1,695	1,726,832	5,000	5,093,900	6,695	6,820,732
San Antonio Elec. & Gas Sys., Ser. A	Aa1	5.00	2/01/21	—	—	5,000	5,239,300	5,000	5,239,300
Texas St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev., Edu.-Idea. Pub. Sch. Proj., Ser. A, A.C.A.	BBB-(d)	5.00	8/15/30	—	—	1,000	831,950	1,000	831,950
Texas St. Pub. Fin. Auth. Rev., Southern Univ. Fin. Sys., M.B.I.A.	A2	5.50	11/01/18	—	—	2,240	2,347,318	2,240	2,347,318
Texas St., Transn Commn-Mobility Fd., G.O.	Aa1	4.75	4/01/27	—	—	4,000	4,002,640	4,000	4,002,640
					18,776,112		46,710,727		65,486,839

Utah 1.1%, 0.6%, 0.7%

Intermountain Power Agcy., Utah Pwr., Supply Rev., A.M.B.A.C.	Aa3	5.00	7/01/17	2,000	2,146,800	3,000	3,220,200	5,000	5,367,000

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Utah St. Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. F, Class II, A.M.T.	Aa2	6.125%	1/01/27	—	—	$595	$598,683	$595	$598,683
					$2,146,800		3,818,883		5,965,683

U.S. Virgin Islands0.0%, 0.5%, 0.4%

U.S. Virgin Islands Pub. Fin. Auth., Gross Rcpts. Taxes Ln. Nts., Ser. A (Pre-refunded Date 10/01/10)(b)	Baa3	6.50	10/01/24	—	—	1,750	1,919,855	1,750	1,919,855
Sr. Lien Matching Fund Loan Note A	BBB(d)	5.25	10/01/21	—	—	1,500	1,485,930	1,500	1,485,930
					—		3,405,785		3,405,785

Virginia 0.0%, 1.6%, 1.2%

Gloucester Cnty. Ind. Dev., Auth. Sld. Waste Disposal Rev., Waste Mgmt. Services, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	NR	5.125	9/01/38	—	—	2,300	2,188,335	2,300	2,188,335
Richmond Met. Auth. Expy. Rev., Rfdg., F.G.I.C.	NR	5.25	7/15/17	—	—	5,775	6,115,321	5,775	6,115,321
Sussex Cnty. Ind. Dev. Auth. Sld. Waste Disp. Rev., Atlantic Waste, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	NR	5.125	6/01/28	—	—	1,400	1,376,606	1,400	1,376,606
Tobacco Settlement Fin. Corp. Rev., Asset Bkd. (Pre-refunded Date 6/01/15)(b)	Aaa	5.625	6/01/37	—	—	1,000	1,122,650	1,000	1,122,650
					—		10,802,912		10,802,912

Washington 6.2%, 2.5%, 3.3%

Clark Cnty. Sch. Dist. No. 114, Evergreen, G.O., F.S.A.	Aaa	5.25	12/01/18	$3,800	4,016,828	—	—	3,800	4,016,828
Energy Northwest Wash. Elec. Rev., Columbia Stn., Rfdg., Ser. A	Aaa	5.00	7/01/24	—	—	8,510	8,793,639	8,510	8,793,639
Port Seattle Rev., Rfdg. Interm. Lien, X.L.C.A.	Aa3	5.00	2/01/28	3,000	2,930,640	—	—	3,000	2,930,640

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

								Pro Forma Dryden
				Dryden		Dryden		National Fund After
				Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate	Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value
Snohomish Cnty. Ltd. Tax, G.O., M.B.I.A.	Aa3	5.375%	12/01/19	$2,000	$2,114,320	—	—	$2,000	$2,114,320
Tobacco Settlement Auth. Rev., Asset Bkd.	Baa3	6.50	6/01/26	—	—	$1,780	$1,775,497	1,780	1,775,497
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Resh. Pptys. II, M.B.I.A.	Aa2	5.00	6/01/21	—	—	3,165	3,268,685	3,165	3,268,685
Biomedical Resh. Pptys. II, M.B.I.A.	Aa2	5.00	6/01/22	—	—	3,070	3,153,166	3,070	3,153,166
Washington St. Health Care Facs. Auth. Rev., Providence Healthcare, Ser. A, F.G.I.C. (Prerefunded Date 10/01/16)(b)	Aa2	5.00	10/01/36	85	94,418	—	—	85	94,418
Washington St. Hsg. Fin. Comn. Rev., Sngl. Fam. Pg., Ser. 2A, A.M.T., G.N.M.A./F.N.M.A.	Aaa	5.375	12/01/18	2,505	2,517,750	—	—	2,505	2,517,750
					11,673,956		16,990,987		28,664,943

West Virginia 0.6%, 0.3%, 0.4%

West Virginia St. Hosp. Fin. Auth., Oak Hill Hosp. Rev., Ser. B (Pre-refunded Date 9/01/10)(b)	A2	6.75	9/01/30	—	—	2,000	2,194,060	2,000	2,194,060
West Virginia St. Wtr. Dev. Auth. Rev., Ser. B, A.M.B.A.C., A.M.T.	Aa3	5.875	7/01/20	1,015	1,035,929	—	—	1,015	1,035,929
					1,035,929		2,194,060		3,229,989

Wisconsin 0.0%, 0.6%, 0.5%

Badger Tobacco Asset Secur. Corp., Rev., Asset Bkd.	Baa3	6.125	6/01/27	—	—	2,420	2,401,076	2,420	2,401,076
Wisconsin St. Hlth. & Ed. Facs. Auth. Rev., Marshfield Clinic, Ser. B	BBB+(d)	6.00	2/15/25	—	—	2,000	2,019,680	2,000	2,019,680
					—		4,420,756		4,420,756

Total long-term investments
(cost $183,837,906, $709,049,664, $892,887,570)					185,905,931		711,553,592		897,459,523

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Portfolio of Investments As of August 31, 2008 (Unaudited)

									Pro Forma Dryden
					Dryden		Dryden		National Fund After
					Insured Fund		National Fund		Reorganization
Description (a)	Moody’s Rating †	Interest Rate		Maturity Date	Principal Amount (000)	Value	Principal Amount (000)	Value	Principal Amount (000)	Value

SHORT-TERMINVESTMENTS0.4%, 0.2%, 0.2%

California 0.0%, 0.2%, 0.1%

California Hsg. Fin. Agy. Rev., Home Mtg., Ser. U,
A.M.T., F.S.A., F.R.D.D.	VMIG1	2.94	%(e)	9/01/08	—	—	$190	$190,000	$190	$190,000
California Hsg. Fin. Agy. Rev., Var. Home Mtg.,
Ser. H., A.M.T., F.R.D.D.	VMIG1	2.57	(e)	9/01/08	—	—	1,100	1,100,000	1,100	1,100,000

						—		1,290,000		1,290,000

Tennessee 0.4%, 0.0%, 0.1%

Sevier Cnty. Tenn. Pub. Bldg. Auth.,
Loc. Govt. Pub. Impt., IV-B-3, F.S.A., F.R.D.D.	VMIG1	2.50	(e)	9/01/08	$600	$600,000	—	—	600	600,000
Loc. Govt. Pub. Impt., IV-B-12, F.S.A., F.R.D.D.	VMIG1	2.50	(e)	9/01/08	170	170,000	—	—	170	170,000

						770,000		—		770,000

Total short-term investments (cost $770,000, $1,290,000, $2,060,000)						770,000		1,290,000		2,060,000

Total Investments(g) 99.1%, 102.8%, 102.0% (cost $184,607,906, $710,339,664, $894,947,570)						186,675,931		712,843,592		899,519,523

Other assets (Liabilities) in excess of liabilities (other assets) (j)(l) 0.9%, (2.8)%, (2.0)%						1,662,859		(19,418,074)		(17,755,215)

Net Assets 100%						$188,338,790		$693,425,518		$881,764,308

(a) The following abbreviations are used in the portfolio descriptions:

A.C.A.—American Capital Access

A.C.A.- C.B.I.—A.C.A. Certificate of Bond Insurance

A.G.C.—Assured Guaranty Corporation

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A.M.T.—Alternative Minimum Tax

B.H.A.C. —Berkshire Hathaway Assurance Corporation

B.P.O.—Bond Payment Obligations

C.A.B.S.—Capital Appreciation Bonds

CONNIE LEE—College Construction Loan Insurance Association

C.O.P.—Certificates of Participation

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.H.A.—Federal Housing Administration

F.H.L.M.C.—Federal Home Loan Mortgage Corporation

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand

F.S.A.—Financial Security Assurance

G.N.M.A.—Government National Mortgage Association

G.O.—General Obligation

I.B.C.—Insured Bond Certificates

IDB—Industrial Development Bond

M.B.I.A.—Municipal Bond Insurance Corporation

NR—Not Rated by Moody’s or Standard & Poor’s.  The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

PCR—Pollution Control Revenue

P.S.F.—Permanent School Fund

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts

T.C.R.S.—Transferable Custodial Receipts

X.L.C.A.—X.L. Capital Assurance

†                                The ratings reflected are as of August 31, 2008. Ratings of certain bonds may have changed subsequent to that date.

*                               The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)                       All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.

(c)                        Represents issuer in default of interest payments; non-income producing security.

(d)                       Standard & Poor’s rating.

(e)                        Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at August 31, 2008.

(f)                          All or portion of security segregated as collateral for financial futures contracts.

(g)                       Indicates a security that has been deemed illiquid.

(h)                       Represents all or partial amount utilized in the Municipal Tender Option Bond transactions. The aggregated principal amount of the inverse floaters and the floating rate notes (included in liabilities) are $9,355,000 and $16,045,000, respectively for the Dryden National Fund and the Pro Forma Dryden National Fund

(i)                           Indicates a security restricted to resale. For the Dryden National Fund and the Pro Forma Dryden National Fund, the aggregate cost of such securities was $1,820,479; the aggregate value of $18 is approximately 0.0% of the net assets

(j)                           Includes $16,045,000 payable for the floating rate note issued.

(k)                        Represents a zero coupon or step bond. Rate shown reflects the effective yield at the time of purchase.

(l)                           Other Assets (Liabilities) in excess of liabilities (other assets) include net unrealized appreciation (depreciation) on financial futures contracts as follows:

Open futures contracts outstanding at August 31, 2008:

Open financial futures contracts outstanding as of August 31, 2008:

					Unrealized
			Value at	Value at	Appreciation
Type	Expiration	Contracts	Trade Date	August 31, 2008	(Depreciation)
Long Position:
United States Treasury 5 Year Notes	Sept. 2008
Dryden Insured Fund		—	—	—	—
Dryden National Fund		13	$1,446,353	$1,461,891	$15,538
Pro Forma Dryden National Fund after Reorganization		13	1,446,353	1,461,891	15,538

United States Treasury 10 Year Notes	Sept. 2008
Dryden Insured Fund		50	5,638,263	5,834,375	196,112
Dryden National Fund		—	—	—	—
Pro Forma Dryden National Fund after Reorganization		50	5,638,263	5,834,375	196,112

United States Long Bond	Sept. 2008
Dryden Insured Fund		19	2,156,089	2,245,562	89,473
Dryden National Fund		—	—	—	—
Pro Forma Dryden National Fund after Reorganization		19	2,156,089	2,245,562	89,473

United States Treasury 10 Year Notes	Dec. 2008
Dryden Insured Fund		44	5,093,083	5,082,000	(11,083)
Dryden National Fund		—	—	—	—
Pro Forma Dryden National Fund after Reorganization		44	5,093,083	5,082,000	(11,083)

United States Long Bond	Dec. 2008
Dryden Insured Fund		8	943,451	938,500	(4,951)
Dryden National Fund		—	—	—	—
Pro Forma Dryden National Fund after Reorganization		8	943,451	938,500	(4,951)

Short Positions:
United States Long Bond	Sept. 2008
Dryden Insured Fund		—	—	—	—
Dryden National Fund		45	5,218,815	5,318,437	(99,622)
Pro Forma Dryden National Fund after Reorganization		45	5,218,815	5,318,437	(99,622)

United States Treasury 2 Year Notes	Dec. 2008
Dryden Insured Fund		29	6,153,102	6,156,156	(3,055)
Dryden National Fund		—	—	—	—
Pro Forma Dryden National Fund after Reorganization		29	6,153,102	6,156,156	(3,055)

United States Treasury 10 Year Notes	Dec. 2008
Dryden Insured Fund		—	—	—	—
Dryden National Fund		83	9,555,010	9,586,500	(31,490)
Pro Forma Dryden National Fund after Reorganization		83	9,555,010	9,586,500	(31,490)

United States Long Bond	Dec. 2008
Dryden Insured Fund		—	—	—	—
Dryden National Fund		86	10,055,791	10,088,875	(33,084)
Pro Forma Dryden National Fund after Reorganization		86	10,055,791	10,088,875	(33,084)

TOTALS:
Dryden Insured Fund					$266,496
Dryden National Fund					$(148,658)
Pro Forma Dryden National Fund after Reorganization					$117,838

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Statement of Assets and Liabilities

as of August 31, 2008 (Unaudited)

					Pro Forma
		Dryden			Dryden National
	Dryden	National	Pro Forma		Fund After
	Insured Fund	Fund	Adjustments		Reorganization
Assets
Unaffiliated investments at value (A)	$186,675,931	$712,843,592			$899,519,523
Cash	63,939	47,113			111,052
Interest receivable	2,056,003	9,572,020			11,628,023
Receivable for investments sold	252,500	2,936,569			3,189,069
Receivable for Fund shares sold	3,070	107,310			110,380
Due from broker - variation margin	—	95,297			95,297

Total assets	189,051,443	725,601,901	—		914,653,344

Liabilities
Payable for floating rate notes issued	—	16,045,000			16,045,000
Payable for investments purchased	245,860	13,762,041			14,007,901
Interest expense and fees payable	—	593,165			593,165
Payable for Fund shares reacquired	—	465,639			465,639
Dividends payable	217,262	463,338			680,600
Accrued expenses	56,338	309,133			365,471
Management fee payable	77,823	279,746			357,569
Distribution fee payable	44,882	157,591			202,473
Deferred directors’/trustees’ fees	12,982	69,749			82,731
Transfer agent fee payable	23,350	30,981			54,331
Due to broker - variation margin	34,156	—			34,156
Total liabilities	712,653	32,176,383	—		32,889,036

Net Assets	$188,338,790	$693,425,518	$—		$881,764,308

Net assets were comprised of:
Common stock, at $.01 par	$181,359	$481,252	$(50,705	)(a)	$611,906

Paid-in capital in excess of par	184,529,668	689,642,523	50,705	(a)	874,222,896

	184,711,027	690,123,775	—		874,834,802
Undistributed net investment income (Accumulated net loss)	(438,349)	392,888			(45,461)
Accumulated net realized gain on investments	1,731,591	553,585			2,285,176
Net unrealized appreciation on investments	2,334,521	2,355,270			4,689,791
Net assets, August 31, 2008	$188,338,790	$693,425,518	$—		$881,764,308

(A) Unaffiliated investments at cost	$184,607,906	$710,339,664			$894,947,570

Net Asset Value
Class A
Net assets	$159,214,296	$643,186,147			$802,400,443
Shares of beneficial interest issued and outstanding	15,335,117	44,646,377	(4,286,241	)(b)	55,695,253
Net asset value and redemption price per share	$10.38	$14.41			$14.41
Maximum sales charge (4.00% of offering price)	0.43	0.60			0.60
Maximum offering price to public	$10.81	$15.01			$15.01

Class B
Net assets	$20,047,038	$34,786,665			$54,833,703
Shares of beneficial interest issued and outstanding	1,926,987	2,407,944	(539,649	)(b)	3,795,282
Net asset value, offering price and redemption price per share	$10.40	$14.45			$14.45

Class C
Net assets	$6,086,683	$10,912,292			$16,998,975
Shares of beneficial interest issued and outstanding	585,326	755,504	(163,811	)(b)	1,177,019
Net asset value, offering price and redemption price per share	$10.40	$14.44			$14.44

Class Z
Net assets	$2,990,773	$4,540,414			$7,531,187
Shares of beneficial interest issued and outstanding	288,444	315,386	(80,751	)(b)	523,079
Net asset value, offering price and redemption price per share	$10.37	$14.40			$14.40

(a)Change in consolidated par amount due to Reorganization.

(b)Represents the difference between total additional shares to be issued (see Pro Forma Financial Statements - Note 2) and current Dryden Insured Fund shares outstanding

Dryden National Municipals Fund, Inc. after Reorganization

Pro Forma Statement of Operations

For the Twelve Months Ended August 31, 2008

(Unaudited)

					Pro Forma
	Dryden				Dryden National
	Insured	Dryden	Pro Forma		Fund After
	Fund	National Fund	Adjustments		Reorganization
Net Investment Income
Income
Interest	$9,209,884	$36,591,179	—		$45,801,063
Expenses
Management fee	976,751	3,458,526	$(98,471	)(b)	4,336,806
Distribution fee—Class A	413,049	1,677,194	—		2,090,243
Distribution fee—Class B	108,952	201,352	—		310,304
Distribution fee—Class C	43,626	84,227	—		127,853
Interest expenses and fees related to inverse floaters	—	593,165	—		593,165
Transfer agent’s fees and expenses (a)	128,000	454,000	(2,000	)(b)	580,000
Custodian’s fees and expenses	61,000	110,000	(40,000	)(b)	131,000
Reports to shareholders	15,000	30,000	(5,000	)(b)	40,000
Registration fees	38,000	42,000	(5,000	)(b)	75,000
Audit fee	29,000	29,000	(28,000	)(b)	30,000
Legal fees and expenses	21,000	25,000	(4,000	)(b)	42,000
Directors’/Trustees’ fees	15,500	32,000	(2,000	)(b)	45,500
Interest	—	682	(682	)(b)	—
Insurance	—	15,000	—		15,000
Miscellaneous	11,218	8,941	(1,203	)(b)	18,956
Total expenses (c)	1,861,096	6,761,087	(186,356)		8,435,827
Less: Custodian fee credit	—	(233)	—		(233)
Net expenses (c)	1,861,096	6,760,854	(186,356)		8,435,594

Net investment income	7,348,788	29,830,325	186,356		37,365,469

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	357,018	366,976	—		723,994
Financial futures transactions	777,289	(735,011)	—		42,278
	1,134,307	(368,035)	—		766,272

Net change in unrealized appreciation/depreciation on:
Investments	2,068,025	(10,035,883)	—		(7,967,858)
Financial futures contracts	266,496	(35,276)	—		231,220
	2,334,521	(10,071,159)	—		(7,736,638)
Net gain (loss) on investments	3,468,828	(10,439,194)	—		(6,970,366)
Net Increase In Net Assets Resulting From Operations	$10,817,616	$19,391,131	186,356		30,395,103

(a) Affiliated transfer agent’s fees and expenses	$53,400	$176,200	$—		$229,600

(b) Estimated savings on fund fees due to consolidation.

(c) The estimated aggregate Reorganization expenses to be borne by Dryden Insured Fund of $225,000 are not reflected in the Statement of Operations.

Notes to Pro Forma Financial Statements for the Reorganization

(Unaudited)

1.     Basis of Combination – The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments at August 31, 2008 and the related Pro Forma Statement of Operations (“Pro Forma Statements”) for the period ended August 31, 2008, reflect the accounts of Dryden National Fund (the “Acquiring” fund) and Dryden Insured Fund (the “Target” fund), each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Dryden Municipal Bond Fund – Insured Series in exchange for shares in Dryden National Fund The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information. As of August 31, 2008, all of the securities held by Dryden Insured Fund would comply with the compliance guidelines and investment restrictions of the Dryden National Fund

2..    Shares of Beneficial Interest – The pro forma net asset value per share assumes the issuance of   additional Class A, B, C, and Z shares of Dryden National Fund, which would have been issued on August 31, 2008, in connection with the proposed reorganization. Shareholders of Dryden Insured Fund would become shareholders of Dryden National Fund, receiving shares of Dryden National Fund equal to the value of their holdings in Dryden Insured Fund. The amount of additional shares assumed to be issued has been calculated based on the August 31, 2008 net assets of Dryden Insured Fund and Dryden National Fund, the net asset value per share of as follows:

			Dryden National
		Net Assets of	Municipals Fund
Dryden National Municipals Fund		Target Fund	Net Asset Value
Additional Shares Issued		8/31/2008	Per Share

Class A	11,048,876	$159,214,296	$14.41

Class B	1,387,338	$20,047,038	$14.45

Class C	421,515	$6,086,683	$14.44

Class Z	207,693	$2,990,773	$14.40

3.     Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden National Fund at the combined level of average net assets for the twelve months ended August 31, 2008.  The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation – The Funds value municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on an exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’/Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

The Funds’ valuation policies are substantially identical and there are no differences in the terms of how each Fund values its portfolio securities.

5.     Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.     Taxes – For federal income tax purposes, each Fund is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  As of August 31, 2008, the Dryden National Fund had a capital loss carryforward for tax purposes of approximately $225,000 which expires in 2016. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Dryden National Fund will be able to realize the full benefit prior to the expiration date.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and by the Maryland General Corporation Law (the MGCL), and pursuant to Article VI of the Registrant’s charter and Article V of the Registrant’s Bylaws, the Registrant shall indemnify, including by advancement of expenses, present and former officers and directors (and persons who serve or served certain other entities at the Registrant’s request) to the fullest extent required or authorized, and in the manner permitted, by applicable federal and state law. The Registrant shall indemnify other employees and agents to the extent authorized by the Registrant’s Board of Directors and permitted by law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in such capacity unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL generally does not permit indemnification in respect of any proceeding by or in the right of the Registrant in which a person is found liable to the Registrant or, except in limited circumstances, for proceedings brought against the Registrant. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity.

Pursuant to Article VI of the Registrant’s charter, directors and officers of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as officers or directors to the extent permitted by law (including the MGCL and the 1940 Act). Under Maryland law, such limitation on liability will not apply to: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (7)(b) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

In so far as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibit (6)(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (6)(b) to the Registration Statement) limit the liability of PI and PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Charter and By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16. EXHIBITS

(1) Articles of Restatement. Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(2) Amended and Restated By-Laws. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to Registration Statement on Form N1-A filed via EDGAR on December 28, 2004.

(3) Not applicable.

(4) The form of Plan of Reorganization for the reorganizations of Dryden Insured Fund of Dryden Municipal Bond Fund into the Registrant is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits (a) and (b) above.

(6)

(a) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(b) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(7)

(a) Selected Dealer Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).

(b) Distribution Agreement. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).

(8) Not applicable.

(9)

(a) Custodian Agreement between the Registrant and The Bank of New York (BNY). Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A filed via EDGAR on April 3, 2006 (File No. 2-66407).

(b) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A filed via EDGAR on April 3, 2006 (File No. 2-66407).

(c) Amendment dated December 27, 2007 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the JennisonDryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(10)

(a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

(b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit m(2) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on March 27, 2001 (File No. 2-66407).

(c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

(d) Rule 12b-1 Fee Waiver for Class A and Class C shares. Incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 42x to the Registration Statement filed on Form N-1A via EDGAR on November  3, 2008 (File No. 2-66407).

(e) Amended and Restated Rule 18f-3 Plan of Registrant. Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(11) Opinion of DLA Piper LLP (US).*

(12) Form of opinion and consent of Shearman & Sterling LLP, special tax counsel to Dryden National Fund and Dryden

Municipal Bond, regarding certain tax consequences of the Reorganization to be filed by amendment.

(13)

(a) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 25 to Registration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-66407).

(b) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.) Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on March 3, 2000 (File No. 2-66407).

(c) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (Successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit No. h(3) to Post-Effective Amendment No. 33 to Registration Statement on Form N-1A filed via EDGAR on February 28, 2003 (File No. 2-66407).

(14)

(a) Consent of KPMG LLP, independent registered public accounting firm, for the Registrant, on behalf of the Registrant.*

(b) Consent of KPMG LLP, independent registered public accounting firm, for Dryden Municipal Fund, on behalf of Dryden Insured Fund.*

(15) Not applicable.

(16) Power of Attorney dated November 6, 2008.*

(17)

Form of voting instruction card for shareholders of Dryden Insured Fund.*

(18)

(a) Code of Ethics of the Registrant dated January 14, 2008, incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

(b) Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager, Subadviser and Distributor, dated January 14, 2008, incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

*Filed herewith

ITEM 17. UNDERTAKINGS

(1)  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 9th day of December, 2008.

DRYDEN NATIONAL MUNICIPAL FUNDS, INC.
By:	*John P. Schwartz
John P. Schwartz, Assistant Secretary

Each person whose signature appears below hereby authorizes Claudia DiGiacomo, Deborah A. Docs, Katherine P. Feld, Kathryn C. Quirk, John P. Schwartz and Jonathan D. Shain, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including pre and post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title
Kevin J. Bannon*	Director
Kevin J. Bannon

Linda W. Bynoe*	Director
Linda W. Bynoe

David E.A. Carson*	Director
David E.A. Carson

Robert F. Gunia	Director and Vice President
Robert F. Gunia

Michael S. Hyland*	Director
Michael S. Hyland

Robert E. LaBlanc	Director
Robert E. LaBlanc

Douglas H. McCorkindale*	Director
Douglas H. McCorkindale

Stephen P. Munn	Director
Stephen P. Munn

Richard A. Redeker*	Director
Richard A. Redeker

Judy A. Rice*	Director and President (Principal Executive Officer)
Judy A. Rice

Robin B. Smith*	Director
Robin B. Smith

Stephen G. Stoneburn	Director
Stephen G. Stoneburn

Grace C. Torres*	Treasurer & Principal Financial & Accounting Officer
Grace C. Torres

*By: /s/ John P. Schwartz	December 9, 2008

John P. Schwartz
Assistant Secretary, Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
(11)	Opinion of DLA Piper LLP (US).
(14)(a)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant, on behalf of the Registrant
(14)(b)	Consent of KPMG LLP, independent registered public accounting firm, for Dryden Municipal Fund, on behalf of the Dryden Insured Fund.
(16)	Power of Attorney, dated November 6, 2008.
(17)	Form of voting instruction card for shareholders of Dryden Insured Fund.

C-5